UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☒	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a–12

UR-ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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UR-ENERGY INC.
10758 West Centennial Road, Suite 200
Littleton, Colorado 80127

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2021

To the Shareholders of Ur-Energy Inc.:

The Annual and Special Meeting of Shareholders of Ur-Energy Inc. (the “Company”), will be held in person at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on Thursday, June 3, 2021 at 1:00 p.m. Mountain Time / 3:00 p.m. Eastern Time to receive the audited consolidated financial statements of the Company for the year ended December 31, 2020, together with the report from the auditors thereon, and for the purpose of considering and voting upon proposals to:

1.
Elect seven (7) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and appointed;

2.
Re-appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the independent auditors of the Company and to authorize the directors to fix the remuneration of the auditors;

3.
Approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers (“say-on-pay”);

4.
Ratify, confirm and approve amendments to the Amended and Restated Restricted Share Unit and Equity Incentive Plan; and

5.
Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote “FOR” each of the director nominees and “FOR” Proposals 2, 3 and 4. The Board of Directors has fixed the close of business on April 13, 2021 as the record date for determination of the shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof. This Notice of Annual and Special Meeting of Shareholders and related proxy materials are first being distributed or made available to shareholders beginning on or about April 21, 2021.

We cordially invite you to attend the Annual and Special Meeting of Shareholders either in person or to listen by tollfree access as described in the Management Proxy Circular. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

Important Notice Regarding Availability of Proxy Materials for the 2021 Annual and Special Meeting of Shareholders: The attached Management Proxy Circular, proxy card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2020 are available at www.envisionreports.com/URGQ2021 or can be found at http://www.ur-energy.com.

Thank you for your support.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Jeffrey T. Klenda, Chairman

MANAGEMENT PROXY CIRCULAR
TABLE OF CONTENTS

SOLICITATION OF PROXIES	1
APPOINTMENT OF PROXIES	2
VOTING INSTRUCTIONS	2
REVOCATION OF PROXIES	3
VOTING AND DISCRETION OF PROXIES	3
COMMON SHARES ENTITLED TO VOTE	4
VOTES REQUIRED	4
QUORUM	4
RIGHTS OF DISSENT	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PARTICULARS OF MATTERS TO BE ACTED UPON	6
Proposal No. 1: Election of Directors	6
Proposal No. 2: Re-Appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as our Independent Auditors and Approval for the Directors to Fix the Remuneration of the Auditors	9
Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers	10
Proposal No. 4: Approval of the Amendments to the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”)	10
MANAGEMENT	13
COMPENSATION PROGRAM	14
EXECUTIVE COMPENSATION	22
EQUITY INCENTIVE PLANS	24
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	28
COMPENSATION OF DIRECTORS	31
REPORT OF THE AUDIT COMMITTEE	33
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	34
INDEBTEDNESS OF DIRECTORS AND OFFICERS	44
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	44
HOUSEHOLDING	45
ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE	45
ANNUAL REPORT TO SHAREHOLDERS	45
SHAREHOLDER PROPOSALS	45
AVAILABILITY OF DOCUMENTS	46
OTHER MATTERS	46
APPROVAL	46
SCHEDULE A	A-1

i

UR-ENERGY INC.
10758 West Centennial Road, Suite 200
Littleton, Colorado 80127

MANAGEMENT PROXY CIRCULAR
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
JUNE 3, 2021

SOLICITATION OF PROXIES

This Management Proxy Circular (the “Circular”) is furnished in connection with the solicitation by the management of Ur-Energy Inc. (“we,” “us,” the “Company” or “Ur-Energy”) of proxies for use at the annual and special meeting of shareholders of the Company (the “Meeting”) to be held in person at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on Thursday, June 3, 2021 commencing at 1:00 p.m. Mountain Time / 3:00 p.m. Eastern Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting (the “Notice”). The solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers, employees or representatives of the Company. All costs of solicitation will be borne by the Company. This Circular and related proxy materials are being first distributed or made available to shareholders beginning on or about April 21, 2021. The information contained herein is given as at April 13, 2021 unless otherwise indicated.

We expect to hold our annual meeting in person on June 3, 2021. We continue to be mindful of the public health and travel concerns our shareholders may have and recommendations that public health and governmental officials have issued and may issue in light of the continuing COVID-19 situation. As a result, if the current public health situation in Colorado worsens, we may impose additional procedures or limitations to assure the safety of meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We currently plan to address COVID-19 concerns relating to the meeting by having directors and other meeting participants whose physical presence at the meeting is not essential attend and participate in the meeting via teleconference.

In addition (i) shareholders and others who might otherwise attend in person may instead listen to the meeting in real-time by calling toll-free 877-407-9124 (international: 201-689-8584) and/or logging on to https://agm.issuerdirect.com/urg and (ii) shareholders who have questions they would like to pose at the meeting may send those questions to our Corporate Secretary in advance of the meeting at legaldept@Ur-Energy.com.  Please include your name and return email address when you convey your questions. We believe that these procedures will reduce risks relating to COVID-19 and provide many of the benefits of a virtual-only meeting while minimizing associated costs of a virtual meeting.

As set forth below, if you are a registered shareholder and wish to vote the day of the meeting or are a proxy appointee voting the day of meeting, you must do so in person. We will continue to monitor the COVID-19 situation and if changes to our current plan become advisable, we will disclose the updated plan on our website and by press release. We encourage you to check our website prior to the meeting if you plan to attend in person. We look forward to welcoming everyone in person next year.

All dollar amounts in this Circular are in U.S. dollars, except where indicated otherwise. On April 13, 2021, the noon exchange rate of Canadian currency in exchange for United States currency, as reported by the Bank of Canada, was US$1.00 = C$1.2554.

This Circular, the proxy (or voter information) card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2020 are available at https://www.ur-energy.com.

APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are the Chairman of the Board/Chief Executive Officer, Mr. Klenda, and our Corporate Secretary, Penne Goplerud. Each shareholder has the right to appoint a person other than the persons named in the enclosed form of proxy, who need not be a shareholder of the Company, to represent such shareholder at the Meeting or any adjournment thereof. Such right may be exercised by inserting such person’s name in the blank space provided in the form of proxy and striking out the other names or by completing another proper form of proxy.

VOTING INSTRUCTIONS

Registered Shareholders

There are two methods by which registered shareholders (“Registered Shareholders”), whose names are shown on the books or records of the Company as owning common shares no par value of the Company (“Common Shares”), can vote their Common Shares at the Meeting either in person at the Meeting or by proxy. Should a Registered Shareholder wish to vote in person at the Meeting, the Registered Shareholder should attend the Meeting where his or her vote will be taken and counted. Although we are making a toll-free number available to listen to the Meeting, if you wish to vote the day of the Meeting, you must do so in person. Should the Registered Shareholder not wish to attend the meeting or not wish to vote in person, his or her vote may be cast by proxy through one of the methods described below and the Common Shares represented by the proxy will be voted or withheld from voting, in accordance with the instructions as indicated in the form of proxy, on any ballot that may be called for, and if a choice was specified with respect to any matter to be acted upon, the shares will be voted accordingly.

A Registered Shareholder may vote by proxy by using one of the following methods: (i) the paper form of proxy to be returned by mail or delivery; (ii) by Internet; or (iii) by telephone. The methods of using each of these procedures are as follows:

Voting by Mail. A Registered Shareholder may vote by mail or delivery by completing, dating and signing the enclosed form of proxy and depositing it with Computershare Investor Services Inc. (the “Transfer Agent”) using the envelope provided or by mailing it to Computershare Investor Services Inc., Attention: Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 or to the Corporate Secretary of the Company at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 for receipt no later than 11:59 p.m. (ET) on Monday, May 31, 2021, or if the Meeting is adjourned, by no later than 1:00 p.m. Mountain Time on the last business day preceding the reconvened Meeting.

Voting by Internet. A Registered Shareholder may vote by Internet by accessing the following website: www.envisionreports.com/URGQ2021, and going to “vote now.” When you log on to the site you will be required to input a control number as instructed on the form of proxy. Please see additional information enclosed with the Circular on the form of proxy. Registered Shareholders may vote by Internet for receipt no later than 11:59 p.m. (ET) on Monday, May 31, 2021, or if the Meeting is adjourned, no later than 1:00 p.m. Mountain Time on the last business day preceding the reconvened Meeting.

Voting by Telephone. A Registered Shareholder may vote by telephone by calling the toll free number 1-866-732-8683 from a touch tone phone. When you telephone you will be required to input a control number as instructed on the form of proxy. Please see additional information enclosed with the Circular on the form of proxy. Registered Shareholders may vote by telephone for receipt no later than 11:59 p.m. (ET) on Monday, May 31, 2021, or if the Meeting is adjourned, no later than 1:00 p.m. Mountain Time on the last business day preceding the reconvened Meeting.

Voting by mail or the Internet are the only methods by which a Registered Shareholder may choose an appointee other than the management appointees named on the proxy and must be completed by the Registered Shareholder or by an attorney authorized in writing or, if the Registered Shareholder is a corporation or other legal entity, by an authorized officer or attorney.

Non-Registered Shareholders (Beneficial Owners)

If you hold shares through a broker, bank or other nominee, you will receive material from that firm asking how you want to vote and instructing you of the procedures to follow in order for you to vote your shares. If the nominee does not receive voting instructions from you, it may vote only on proposals that are considered “routine” matters under applicable rules. Each of the proposals at the Meeting, other than Proposal No. 2, are “non-routine” matters and therefore an intermediary holding shares for a beneficial owner will not have the authority to vote on those matters in the absence of instructions from the beneficial owner. A nominee’s inability to vote on some proposals because it lacks discretionary authority to do so is commonly referred to as a “broker non-vote.” Broker non-votes are not counted in the tabulation of votes cast on a particular proposal and therefore will not have an effect on the approval of that proposal.

Notice and Access

We distribute our proxy materials to shareholders via the Internet under the “Notice and Access” approach permitted by rules of the SEC. This approach conserves natural resources and reduces our distribution costs, while providing a timely and convenient method of accessing the materials and voting. On or before April 21, 2021, we mailed a Notice of Internet Availability of Proxy Materials to participating shareholders, containing instructions on how to access the proxy materials on the Internet to vote your shares over the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.

REVOCATION OF PROXIES

A shareholder who has given a proxy has the power to revoke it as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy and may do so (i) by delivering another properly executed proxy bearing a later date and depositing it as aforesaid, including within the prescribed time limits noted above; (ii) by depositing an instrument in writing revoking the proxy executed by the shareholder or by the shareholder’s attorney authorized in writing (A) at our head office with the Corporate Secretary at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (B) with the Chair of the Meeting, prior to its commencement, on the day of the Meeting, or at any adjournment thereof; (iii) by attending the Meeting in person and so requesting; or (iv) in any other manner permitted by law.

If you hold your shares through a broker, bank or other nominee, you must follow their instructions to revoke your initial proxy vote or to otherwise vote at the Meeting.

VOTING AND DISCRETION OF PROXIES

On any ballot that may be called for, the shares represented by proxies in favor of the persons named by management of the Company will be voted in the manner identified in the proxy, in each case in accordance with the instructions of the shareholder. In the absence of any instructions on the proxy, it is the intention of the persons named by management in the accompanying form of proxy to vote

(1)
FOR the election of all of management’s nominees as directors;

(2)
FOR the re-appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as our independent auditors and the authorization of the directors to fix the remuneration of the auditors;

(3)
FOR the advisory resolution to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers;

(4)
FOR the resolution to approve the amendments to the Amended and Restated Restricted Share Unit and Equity Incentive Plan; and

(5)
In accordance with management’s recommendations with respect to amendments or variations of the matters set out in the Notice or any other matters which may properly come before the Meeting.

The form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations of the matters identified in the Notice or any other matters that may properly come before the Meeting. As at the date of this Circular, management of the Company knows of no such amendments, variations or other matters that may properly come before the Meeting other than the matters referred to in the Notice.

COMMON SHARES ENTITLED TO VOTE

As at April 13, 2021, the authorized capital of the Company consisted of an unlimited number of Common Shares, of which 189,389,100 Common Shares were issued and outstanding, and an unlimited number of Class A Preference Shares, issuable in series, of which none has been issued. A holder of record of Common Shares as at the close of business on April 13, 2021 (the “Record Date”) is entitled to one vote for each Common Share held by the shareholder. In accordance with the Canada Business Corporations Act, the Company will prepare a list of holders of Common Shares on the Record Date. Each holder of Common Shares named in the list at the close of business on the Record Date will be entitled to vote the Common Shares shown opposite his or her name on the list at the Meeting.

VOTES REQUIRED

The directors nominated for election pursuant to Proposal No. 1 will be elected by plurality vote, meaning that the seven nominees who receive the most votes, whether in person or by proxy, will be elected. Broker non-votes will have no effect on the election of Directors. The Company has adopted a majority voting policy pursuant to which any director who fails to receive a majority of the votes cast will be required to tender their resignation. See “Statement of Corporate Governance – Majority Voting Policy.”

With respect to Proposal No. 2, the affirmative vote of a majority of the votes cast at the meeting (either in person or by proxy) will be required for approval.

With respect to Proposal No. 3, the affirmative vote of a majority of the Common Shares present at the meeting (either in person or by proxy) and entitled to vote on this matter will be required for approval. Broker non-votes will have no effect on the vote on Proposal No. 3. Because your vote on this proposal is advisory, it will not be binding on the Board of Directors or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

With respect to Proposal No. 4, the affirmative vote of a majority of the votes cast at the meeting (either in person or by proxy) will be required for approval, however, the TSX rules provide that all eligible insiders in order to participate in the RSU&EI Plan may not vote on the proposed amendments. Accordingly, the RSU&EI Plan resolution must be passed by a majority of votes cast at the meeting (either in person or by proxy), excluding 5,674,838 Common Shares held by certain insiders of the Company and their affiliates. Broker non-votes will have no effect on the outcome of this proposal.

QUORUM

The presence, in person or by proxy, of two shareholders holding not less than 10% of the Common Shares entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there is not a quorum present to approve any proposals at the time of the Meeting, the Meeting shall be adjourned to a date no less than seven days later than the scheduled Meeting date in order to permit further solicitation of proxies. The scrutineer will treat Common Shares represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

RIGHTS OF DISSENT

Pursuant to the Canada Business Corporations Act, there are no rights of dissent in respect of the resolutions to be voted on by the shareholders at this Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

As of April 13, 2021, our Record Date, we had 189,389,100 Common Shares issued and outstanding, and 4,888,345 stock options which may be exercised currently or within the sixty (60) days following April 13, 2021.

	Number of	Percentage of Issued and
	Common Shares of	Outstanding Common Shares of
Name of Holder	Ur-Energy	Ur-Energy
Directors and Named Executive Officers (1)(2)
W. William Boberg (3)	1,191,219	*
John W. Cash	448,870	*
Rob Chang	350,631	*
James M. Franklin(4)	991,192	*
Penne A. Goplerud	754,269	*
Steven M. Hatten	456,611	*
Gary C. Huber	439,690	*
Jeffrey T. Klenda (5)	3,516,421	1.81%
Thomas H. Parker	586,504	*
Roger L. Smith	830,508	*
Kathy E. Walker	535,150	*
All Directors and executive officers, as a group (11 persons)	10,101,065	5.20%

*      Less than one percent

(1)
Address for each of our directors and executive officers: 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127.

(2)
The beneficial ownership shown for all holders in this table represents Common Shares and all options which may be exercised currently or within sixty (60) days following April 13, 2021. For our Directors and executive officers, this represents the following: Boberg (808,615 Common Shares, 382,604 options); Cash (187,560 Common Shares, 261,310 options); Chang (16,027 Common Shares, 334,604 Options); Franklin (608,588 Common Shares, 382,604 options); Goplerud (224,580 Common Shares, 529,689 options); Hatten (182,428 Common Shares, 274,183 options); Huber (185,086 Common Shares, 254,604 options); Klenda (2,836,172 Common Shares, 680,249 options); Parker (203,900 Common Shares, 382,604 options); Smith (341,336 Common Shares, 489,172 options); and Walker (80,546 Common Shares, 454,604 options). As of the Record Date, April 13, 2021, the number of the Company’s Common Shares beneficially owned by all of the Directors and executive officers as a group and entitled to be voted at the meeting is 5,674,838.

(3)
Of the shares identified, Mr. Boberg holds 118,796 Common Shares jointly with his wife.

(4)
Of the shares identified, Mr. Franklin holds 50,000 Common Shares indirectly through his ownership in Franklin Geosciences Ltd.

(5)
Of the total number of Common Shares held by Mr. Klenda, he has pledged 1,706,640 Common Shares on a multi-purpose equity line of credit. Mr. Klenda’s Common Shares are held jointly with his wife.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s Common Shares as of April 13, 2021 by each person (other than the Directors and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Common Shares.

	Number of	Percentage of Issued and
	Common Shares of	Outstanding Common Shares of
Name of Holder	Ur-Energy	Ur-Energy
Major Shareholders
MMCAP International Inc. SPC(1)	18,749,520	9.9%

(1)
MMCAP International Inc. SPC filed a Schedule 13G dated February 8, 2021, indicating holdings as at February 4, 2021, of 15,354,074 Ur-Energy Common Shares as between itself and its affiliate, MM Asset Management Inc. (“MMCAP”). Additionally, the filing reports the ownership of Warrants exercisable for the purchase of up to 8,835,000 Common Shares. The Warrants include a beneficial ownership limitation that would preclude exercise of the Warrants if, as a result of the exercise, the holder’s share ownership would exceed 9.9% of the Company’s outstanding Common Shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

Proposal No. 1: Election of Directors

The articles of the Company provide that the Board of Directors of the Company (the “Board of Directors” or the “Board”) shall consist of a minimum of one and a maximum of ten directors, the number of which is currently fixed at seven. Election of directors will be conducted on an individual basis, and will include Jeffrey T. Klenda, James M. Franklin, W. William Boberg, Thomas H. Parker, Gary C. Huber, Kathy E. Walker and Rob Chang. As discussed in the description of the Company’s Majority Voting Policy, below, each Director must receive a majority of the votes cast (in person or by proxy) as to his or her election or will be required to submit his or her resignation pursuant to the policy.

Nominees: Each of the seven persons named above is a nominee for election as a director at the Annual and Special Meeting for a term of one year or until his or her successor is elected and qualified. Unless authority is withheld, the proxies will be voted for the election of such nominees. Each of the nominees is currently serving as a director of the Company. All the nominees were elected to the Board of Directors at the last annual meeting of shareholders. Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee in their discretion or for the election of only the remaining nominees.

The Board of Directors has delegated to the Corporate Governance and Nominating Committee the responsibility for reviewing and recommending nominees for director. The Board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the Corporate Governance and Nominating Committee.

Certain of our directors have historically and do currently serve on boards of directors of other companies. We view this to be beneficial to the Company, provided there is no conflict of interest, nor restrictions on time which are disadvantageous to our Board’s interests. Current service on the boards of other public companies is set forth, below, under “Service on Additional Boards.” The Company believes that service on other boards allows for broader experience and expertise which benefits the individual and the companies served, including Ur-Energy. None of our directors sits on more than three public company boards or, alternatively, is the CEO of a public company and sits on the board of more than two public companies besides the one for which he/she is the CEO (i.e., none of our directors is “overboarded”).

Qualifications: In evaluating a director candidate, the Corporate Governance and Nominating Committee considers the candidate’s independence, character, business experience, industry-specific experience including technical expertise, corporate governance skills and abilities, training and education, commitment to performing the duties of a director, and other skills, abilities, or attributes that fill specific needs of the Board or its committees. Each nominee brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including natural resources exploration and development, mining operations, executive management, board service, corporate governance, finance, financial markets, government, employment, and international business. These varied and substantial backgrounds, skills and qualifications, as described in more detail below, and the contributions of each to the development and current operations of the Company as described below under the heading “Board Composition – Including Tenure and Outlook on Set Retirement Age,” led the Corporate Governance and Nominating Committee and the Board of Directors to the conclusion that each of the nominees should serve as a Director.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of all of the named nominees for director and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend to so vote.

Jeffrey T. Klenda, 64, B.A.	Chairman, President & CEO

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individuals and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization. He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early stage funding. Over the last 35 years, Mr. Klenda has acted as an officer and/or director for numerous publicly-traded companies, having taken his first company public at 28 years of age. Mr. Klenda has served as the Chairman of the Board of Directors of the Company since 2006. He served as Executive Director from January 2006 to May 2015. Thereafter, he served as Acting Chief Executive Officer until being named President and Chief Executive Officer by our Board of Directors in December 2016.

The Board of Directors has concluded that Mr. Klenda is well qualified and should serve as a director on the basis of his numerous contributions to the Company since its inception, his nearly 40 years of experience in the financial markets and in service to numerous publicly traded companies as an officer and director.

James M. Franklin, 78, PhD, FRSC, P.Geo	Director & Chair of the HSE & Technical Committee

Dr. Franklin has over 50 years’ experience as a geologist. He is a Fellow of the Royal Society of Canada. Since 1998, he has been an Adjunct Professor at Queen’s University, since 2001, at Laurentian University and since 2006 at the University of Ottawa. He is a past President of the Geological Association of Canada and of the Society of Economic Geologists. He retired in 1998 as Chief Geoscientist of the Geological Survey of Canada, Earth Sciences Sector. Since that time, he has been a consulting geologist and is currently a director of Gold79 Mines Ltd. (formerly, Aura Resources Inc.) (since October 2003), and Nuinsco Resources Ltd. (since June 2018). Dr. Franklin’s lifetime achievements have been honored by several professional organizations: among his honors, Dr. Franklin has been awarded GAC’s Logan and Duncan R. Derry medals, CIM’s Selwyn Blaylock, A.O. Dufresne, Distinguished Lecturer and Julian Boldy Memorial awards and the Society of Economic Geologists Thayer Lindsley and Distinguished Lecturer awards. He has also received the R.A.F. Penrose Gold Medal from SEG for his many contributions to a broad cross section of geosciences. In 2017 he was made a Fellow of Lakehead University, honoring his contributions to education and economic development in northern Ontario. Dr. Franklin was inducted into the Canadian Mining Hall of Fame in 2019 for his many contributions to the mining industry.

The Board of Directors has concluded that Dr. Franklin is well qualified and should serve as a director on the basis of his contributions as a director to the Company since its inception and his more than 50 years of experience in geosciences and mineral resource work in industry, governmental service and academia.

W. William (Bill) Boberg, 81, M.Sc., P. Geo	Director

Mr. Boberg has served as a director of the Company since January 2006. Mr. Boberg served as the Company’s President and Chief Executive Officer (2006 to 2011). Prior to that time, Mr. Boberg was the Company’s senior U.S. geologist and Vice President U.S. Operations (2004 to 2006). Before his initial involvement with the Company, he was a consulting geologist having over 40 years’ experience investigating, assessing and developing a wide variety of mineral resources in diverse geologic environments in western North America, South America and Africa. Mr. Boberg worked for Gulf Minerals, Hecla Mining, Anaconda, Continental Oil Minerals Department, Wold Nuclear, Kennecott, Western Mining, Canyon Resources and Africa Mineral Resource Specialists. Mr. Boberg has over 30 years of experience exploring for uranium in the continental U.S. He discovered the Moore Ranch Uranium Deposit and the Ruby Ranch Uranium Deposit as well as several smaller deposits in Wyoming’s Powder River Basin. He received his Bachelor’s Degree in Geology from Montana State University and his Master’s Degree in Geology from the University of Colorado. He is a registered Wyoming Professional Geologist and fellow of the Society of Economic Geologists. He is a member of the Society for Mining, Metallurgy & Exploration Inc., American Institute of Professional Geologists (for which he is a Certified Professional Geologist), the Denver Regional Exploration Society and the American Association of Petroleum Geologists. Mr. Boberg is also a director for Gold79 Mines Ltd. (formerly, Aura Resources Inc.) (since June 2008).

The Board of Directors has concluded that Mr. Boberg is well qualified and should serve as a director on the basis of his contributions to the Company since 2004 (since 2006 as a director and, from 2006 until 2011, as the President and CEO), as well as his more than 40 years of experience in mineral resources exploration and development.

Thomas H. Parker, 78, M.Eng., P.E.	Lead Director, Chair of Audit Committee & Chair of Treasury & Investment Committee

Mr. Parker has worked extensively in senior management positions in the mining industry, having begun his career in the mining industry 56 years ago. Mr. Parker is a mining engineer graduate from South Dakota School of Mines, with a Master’s Degree in Mineral Engineering Management from Penn State. Mr. Parker was President and CEO, and a director of U.S. Silver Corporation until his retirement in 2012.  Prior to that, Mr. Parker was President and CEO of Gold Crest Mines, Inc., before which  he was the President and CEO of High Plains Uranium, Inc., a junior uranium mining company acquired by Energy Metals in 2007. Mr. Parker also served for 10 years as Executive Vice President of Anderson and Schwab, a management consulting firm. Prior to Anderson and Schwab, Mr. Parker held many executive management positions including with Costain Minerals Corporation, ARCO, Kerr McGee Coal Corporation and Conoco. He also has worked in the potash, limestone, talc, coal and molybdenum industries and has extensive experience working in Niger, France and Venezuela.

The Board of Directors has concluded that Mr. Parker is well qualified and should serve as a director on the basis of his contributions to the Company as a director since 2007 and, most recently, as our Lead Director since 2014, as well as his more than 55 years of experience in the mining industry and in executive management positions.

Gary C. Huber, 69, PhD, P.Geo	Director, Chair of Compensation Committee & Chair of Corporate Governance and Nominating Committee

Dr. Huber is a mining executive with over 40 years of natural resources experience. Previously, Dr. Huber served as a director for Ur-Energy during 2007. Dr. Huber returned to serve as a director for Ur-Energy in 2015. In the interim, Dr. Huber served as President and CEO of Neutron Energy, Inc. (2007-2012), a privately held uranium company which was conducting project feasibility analyses as well as permitting of two uranium mines and a mill complex. Dr. Huber is the founder, in 2006, and managing member of Rangeland E&P, LLC, a private company established for oil and gas exploration. Dr. Huber recently served as an independent director of Gold Resource Corporation, a precious metal mining company. He was chairman of its audit committee and a member of the compensation committee. He also has served as an independent director of Capital Gold Corp., a gold mining company with operations in Mexico, and served on its audit and corporate governance committees. Dr. Huber was one of the founders of Canyon Resources Corporation in 1979, and served in various capacities there until 2006, including as director, chief financial officer, vice president of finance, treasurer and secretary. He also served as the president and chief executive officer of CR Minerals Corporation, an industrial minerals subsidiary of Canyon Resources, from 1987 to 1998. Dr. Huber holds a PhD in geology from Colorado School of Mines and received a Bachelor of Science in geology from Fort Lewis College. He is a fellow of the Society of Economic Geologists, where he previously served as the chairman of its audit and investment committees; a member of the Society for Mining, Metallurgy and Exploration, where he previously served as the chairman of the audit committee. Dr. Huber served as a director and treasurer of The Society of Independent Professional Earth Scientists, a not-for-profit professional group. He also has served as President of the Society of Independent Earth Scientists Foundation, which awards scholarships to undergraduate and graduate students majoring in the earth sciences fields. Dr. Huber formerly was a director of the Denver Gold Group, a not-for-profit industry association for publicly traded precious metal companies. Dr. Huber is a Utah registered Professional Geologist.

The Board of Directors has concluded that Dr. Huber is well qualified and should serve as a director of the Company on the basis of his earlier contributions to the Company as a director (in 2007, and since his return to the Board in 2015), and because of his extensive mining industry experience including in areas of natural resources development and mining operations, and executive management and finance, developed by serving as an executive officer and director of publicly-traded natural resource companies.

Kathy E. Walker, 62, MBA	Director

Ms. Walker is the President and Chief Executive Officer of Elm Street Resources Inc., an energy marketing company based in Paintsville, Kentucky. Ms. Walker is also the Director of the eKentucky Advanced Manufacturing Institute, Inc., a workforce development training facility in Eastern Kentucky. She brings more than 30 years’ experience in various energy and financial related business endeavors to our Board. Ms. Walker holds an MBA from Xavier University. Prior to starting Elm Street Resources, she served as Secretary and Controller of Agip Coal, USA, a subsidiary of the Italian National Energy Agency ENI. She is currently a member of the National Coal Council; a member of the Kentucky Coal Association; a member of the Kentucky Judicial Campaign Conduct Committee; and the Chair of the Morehead State University Board of Regents. Ms. Walker was a founder and board member of First Security Bank, Lexington, Kentucky and of Great Nations Bank, Norman, Oklahoma.

The Board of Directors has concluded that Ms. Walker is well qualified and should serve as a director of the Company on the basis of her contributions to the Company as a director since 2017, and because of her extensive energy-related business experience including in areas of sales and marketing, executive management and finance, developed by serving as an executive officer and director of various entities.

Rob Chang, 43, MBA	Director

Rob Chang has 26 years of experience in the financial services industry and is a sought after expert in uranium markets. An experienced senior executive, he currently sits on the boards of publicly traded mineral resource companies. He is currently the Co-Founder and Chief Executive Officer of Gryphon Digital Mining and his past roles include serving as the Managing Director and Head of Metals & Mining at Cantor Fitzgerald where he provided research coverage in precious metals, base metals, lithium, and uranium. He is well familiar with the uranium mining industry and is considered a subject matter expert by several media outlets. He was recognized by Bloomberg as the “Best Precious Metals Analyst” in Q1 2016. Mr. Chang is frequently quoted by and a regular guest of several media outlets including Bloomberg, Reuters, CNBC, and the Wall Street Journal. Mr. Chang previously served as a Director of Research and Portfolio Manager at Middlefield Capital, a Canadian investment firm which managed $3 billion in assets. He was also on a five-person multi-strategy hedge fund team where he specialized in equity and derivative investments. Mr. Chang completed his MBA at the University of Toronto’s Rotman School of Management. Mr. Chang also serves as a director on the boards of Fission Uranium Corp. (since April 2018) and Shine Mineral Corp. (since November 2018).

The Board of Directors has concluded that Mr. Chang is well qualified and should serve as a director of the Company on the basis of his contributions to the Board since 2018, and his extensive knowledge of the financial markets and financial services industry, as well as his knowledge of the uranium mining industry.

Proposal No.2
Re-Appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as our Independent Auditors and Approval for the Directors to Fix the Remuneration of the Auditors

Appointment of Auditor

The Audit Committee selected and has recommended the independent accounting firm of PricewaterhouseCoopers LLP with respect to the audit of our financial statements for the year ended December 31, 2021. At the Meeting, it is proposed to re-appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as auditors of the Company, to serve until the next annual meeting of shareholders with their remuneration to be fixed by the Board of Directors.

In the interests of safety, and in light of ongoing travel and gathering conditions related to COVID-19, we currently expect that our Audit Partner from PricewaterhouseCoopers LLP will participate in our Meeting by telephone.

Independent Accountant Fees and Services

PricewaterhouseCoopers LLP and its affiliates have been the auditors of Ur-Energy since December 2004. The fees accrued for audit and audit-related services performed by PricewaterhouseCoopers LLP in relation to our financial years ended December 31, 2020 and 2019, paid and shown below in C$, were as follows:

	December 31, 2020	December 31, 2019
Audit fees (1)	$171,200	$ 209,475
Audit related fees (2)	$ 55,300	$ 57,750
All other fees (3)	$ 59,810	$ 21,129
Total	$286,310	$ 288,354

(1)
Audit fees consisted of audit services, reporting on internal control over annual financial reporting and review of such documents filed with the securities regulators.

(2)
Audit related fees were for services in connection with quarterly reviews of the consolidated financial statements and review of such documents filed with the securities regulators.

(3)
All other fees include fees related to financing activities, if any, and our shelf registration and at-market sales agreement. We have not incurred audit fees billed for tax compliance, tax advice, and tax planning services during either 2019 or 2020.

Audit Committee’s Pre-Approval Practice

All services reflected in the preceding table for 2020 and 2019 were pre-approved in accordance with the policy of the Audit Committee of the Board of Directors

It is proposed to approve an ordinary resolution to re-appoint the firm of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as auditors of the Company to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns, and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Company.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the re-appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend to so vote.

The approval of Proposal No. 2 requires the approval of a majority of the votes cast by shareholders (either in person or by proxy) at the Meeting.

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Advisory Vote on Named Executive Officer Compensation

In accordance with SEC rules, our shareholders will be asked at the Meeting to cast a non-binding advisory vote on the compensation of our Named Executive Officers as disclosed in this Circular, including the disclosures under “Compensation Program” and “Executive Compensation” and the compensation tables and related narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Circular.

We conducted a similar advisory vote in 2020 and approximately 86% of the votes cast at that meeting voted in favor of the compensation of our Named Executive Officers. For the past five years, our advisory “say on pay” vote has averaged above 90%. This vote is advisory, which means that its outcome is not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors.

We are continuing our practice of having an annual say-on-pay advisory vote, so the next advisory vote will occur at our annual meeting in 2022.

The Compensation Committee and the Board of Directors believe that our compensation policies and procedures are effective in achieving our goals. As described under “Compensation Program” our compensation program is designed to motivate executive officers and employees to achieve pre-determined objectives without taking excessive risks; provide competitive compensation and benefit programs to attract and retain highly-qualified executives and employees; encourage an ownership mentality; and, fundamentally, to support the achievement of results. We believe that the Company’s compensation program, with its balance of (i) short-term incentives (including cash bonus awards and performance conditions for such awards), (ii) long-term incentives (including equity awards of stock options and restricted share units which vest over varied periods of two to three years), and (iii) share ownership guidelines for executive officers, reward sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read both “Compensation Program” and “Executive Compensation” sections below, as well as the compensation tables and related narrative disclosure. Shareholders will be asked to approve the following ordinary resolution (the “Advisory Vote on Named Executive Officer Compensation Resolution”) at the Meeting:

BE IT RESOLVED THAT the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Management Proxy Circular for this annual and special meeting of shareholders, including the “Compensation Program” and “Executive Compensation” sections and the compensation tables and related narrative disclosure.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that shareholders vote FOR approval of the Advisory Vote on Named Executive Officer Compensation Resolution.

The approval of the advisory vote on Proposal No. 3 requires the affirmative vote of a majority of the Common Shares present at the meeting (either in person or by proxy). Although the advisory vote is non-binding, the Board will review the results of the vote and will take the results of the vote into account in determinations concerning executive compensation.

Proposal No. 4: Approval of the Amendments to the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”)

At the Meeting, shareholders will be asked to consider and pass a resolution substantially in the form set out below, to approve and ratify amendments to the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”).

The amendments to be approved allow for grants of (a) performance share units (“PSUs”) and (b) direct issuance of Common Shares (with or without conditions of vesting), as well as to change the name of the plan. The amendments do not request any increase in the percentage number of shares available for issuance under the RSU&EI Plan. The RSU&EI Plan, including these recent amendments, as approved by the Board of Directors, is summarized in more detail under the heading “Stock Options and Amended and Restated Restricted Share Unit and Equity Incentive Plan,” below.

A copy of the RSU&EI Plan is attached to this Circular as Schedule A. A shareholder may also obtain a copy of the plan from the Secretary of the Company upon request at 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127, telephone 720-981-4588.

As amended, the RSU&EI Plan continues to include directors and employees, including executive officers, of Ur-Energy as possible eligible participants. As at April 13, 2021, there are 10 employees and six non-executive directors who are eligible to participate in the plan. As at April 13, 2021, the closing price of our Common Shares on the NYSE American was $1.10 and on the TSX was C$1.37.

The Board of Directors believes that it is in the best interests of the Company to amend the RSU&EI Plan in these ways to enhance our compensation program and specifically our bonus programs, to continue to permit the Board of Directors to grant RSUs and to expand our long-term incentives to include PSUs and direct share issuances of Common Shares (“DSIs”) to directors and employees, including executive officers, of the Company and its subsidiaries. The additional bonus alternatives that these amendments provide also supports our continuing efforts to attract and retain highly qualified directors and employees, including executive officers, who will be motivated towards the success of the Company. The RSU&EI Plan, including these amendments, encourages share ownership in the Company by directors and employees, including officers, who work on behalf of the Company.

If at the Meeting, the shareholders of the Company do not approve the amendments as proposed, all currently outstanding RSUs and the existing Amended and Restated Restricted Share Unit Plan (the “Existing RSU Plan”) as previously approved by the shareholders on May 2, 2019, will be unaffected, and future grants will be made under the Existing RSU Plan in its form prior to the amendments by the Board of Directors on April 13, 2021.

Because the RSU&EI Plan participants and the amounts of any awards are determined in the absolute discretion of the Board of Directors, the benefits to be delivered under the amended RSU&EI Plan at this time are indeterminable at this time.

BE IT RESOLVED THAT:

1.
The amendments to the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan, as set forth fully in Schedule A to this Circular (the “RSU&EI Plan”), be and are hereby ratified, confirmed and approved; and

2.
Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to do such things and to sign, execute and deliver all such documents that such director or officer may, in their discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

The Board of Directors recommends that the shareholders vote FOR the RSU&EI Plan Amendments Resolution.

The TSX rules provide that all eligible insiders in order to participate in the RSU&EI Plan may not vote on these amendments. Accordingly, the RSU&EI Plan resolution must be passed by a majority of votes cast by shareholders present in person or represented by proxy at the meeting, excluding 5,674,838 Common Shares held by certain insiders of the Company and their affiliates.

MANAGEMENT

Identification of Executive Officers

Jeffrey T. Klenda, 64, B.A.	Chairman, President & Chief Executive Officer

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individuals and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization. He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early-stage funding. Over the last 35 years, Mr. Klenda has acted as an officer and/or director for numerous publicly traded companies, having taken his first company public at 28 years of age. Mr. Klenda has served as the Chairman of the Board of Directors of the Company since 2006. He served as Executive Director from January 2006 to May 2015. Thereafter, he served as Acting Chief Executive Officer until being named President and Chief Executive Officer by our Board of Directors in December 2016.

Roger L. Smith, 63, CPA, MBA, CGMA	Chief Financial Officer and Chief Administrative Officer

Mr. Smith has 35 years of mining and manufacturing experience including finance, accounting, IT, ERP and systems implementations, mergers, acquisitions, audit, tax and public and private reporting in international environments. Mr. Smith served as Ur-Energy’s Chief Financial Officer and Vice President Finance, IT and Administration until May 2011, when he assumed the title and responsibilities of Chief Administrative Officer as well as Chief Financial Officer. Mr. Smith joined Ur-Energy in May 2007, after having served as Vice President, Finance for Luzenac America, Inc., a subsidiary of Rio Tinto PLC and Director of Financial Planning and Analysis for Rio Tinto Minerals, a division of Rio Tinto PLC, from September 2000 to May 2007. Mr. Smith has also held such positions as Vice President Finance, Corporate Controller, Accounting Manager, and Internal Auditor with companies such as Vista Gold Corporation, Westmont Gold Inc. and Homestake Mining Corporation. He has a Master of Business Administration and Bachelor of Arts in Accounting from Western State Colorado University, Gunnison, Colorado.

Steven M. Hatten, 58, B.Sc.	Vice President Operations

Mr. Hatten has served as Ur-Energy’s Vice President Operations since 2011. Prior to that, Mr. Hatten was Ur-Energy’s Engineering Manager from 2007 to 2010 and Director of Engineering and Operations 2010 to 2011. He has over 25 years of experience with a strong background in in situ recovery uranium design and operations. He previously worked as a Project Engineer for Power Resources, Inc., the Manager Wellfield Operations for Rio Algom Mining Corp. and Operations Manager at Cameco’s Smith Ranch – Highland Facility. Mr. Hatten has a Bachelor of Science in petroleum Engineering from Texas Tech University.

John W. Cash, 48, M.Sc.	Vice President Regulatory Affairs

Mr. Cash has been our Vice President Regulatory Affairs since 2014. Previously, he was named Vice President Regulatory Affairs, Exploration & Geology in 2011 and served in that capacity until March 2014. Prior to 2011, Mr. Cash was our Environment, Health, Safety and Regulatory Affairs Manager from 2007 to 2010 and Director of Regulatory Affairs 2010 to 2011. He previously worked for Crow Butte Resources, Inc. a subsidiary of Cameco, from 2002 to 2007, including as Senior Environmental/Safety Superintendent, Safety Director/Wellfield Supervisor and Operations Superintendent. Prior to that time, Mr. Cash also worked in uranium exploration. He is a Fellow of the World Nuclear University Summer Institute, 2005. Mr. Cash has a Master of Science in geology and geophysics from the University of Missouri-Rolla.

Penne A. Goplerud, 59, JD	General Counsel & Corporate Secretary

Ms. Goplerud has 25 years of diverse legal experience in complex litigation, business matters and natural resources transactions. She was named General Counsel and Corporate Secretary of the Company in 2011, having joined Ur-Energy as its Associate General Counsel in 2007. While in private practice, she represented clients in commercial litigation, arbitration and mediation involving mining, oil and gas, commercial and corporate disputes, securities and environmental law. She also has counseled business clients and represented clients in the negotiation of business transactions. Prior to joining Ur-Energy, much of Ms. Goplerud’s practice focused on natural resources work in the U.S. and abroad. Ms. Goplerud obtained her JD from the University of Iowa College of Law.

COMPENSATION PROGRAM

We are a “smaller reporting company” as defined by SEC regulations. As a result, we are not required to include a comprehensive Compensation Discussion and Analysis in this Circular. We are providing, voluntarily, certain of the information that would typically be contained in a Compensation Discussion and Analysis section in an effort to provide our shareholders with additional information regarding our executive compensation policies, practices and plans, and in order to provide context for your consideration of our advisory ‘say on pay’ proposal.

Compensation Program

We believe that the caliber and commitment of our executive officers are critical to our continued success and performance, and the overall commitment of all of our employees. The Compensation Committee reviews and makes recommendations to the Board with respect to the overall approach to compensation for all of our employees, and specifically with respect to our executive officers, including the Chief Executive Officer, Jeffrey Klenda, and the remuneration of directors.

Pursuant to our obligations of disclosure as a smaller reporting company, our named executive officers (“Named Executive Officers” or “NEOs”) for 2020 were:

●
Jeffrey T. Klenda, Chairman, President and CEO
●
Roger L. Smith, Chief Financial Officer and Chief Administrative Officer
●
Penne A. Goplerud, General Counsel and Corporate Secretary

We maintain a compensation program in which both performance and compensation are routinely evaluated. Further, we maintain a program in which (a) pay for performance is supported by a significant percentage of executive pay being at risk (50% of CEO compensation; 45% of other executive officers); (b) motivating executive officers to create shareholder value by using total shareholder return as a part of the Company’s “Total Company” objectives; (c) performance by all employees on personal objectives and corporate objectives is evaluated, with executive officers’ short-term incentive bonus awards being more closely aligned to performance on corporate objectives (60%) based upon the greater opportunity, and responsibility, to shape corporate performance (hourly and non-managerial staff bonuses are more heavily weighted to their personal objectives) with generally 80% of an executive’s long-term incentive is based upon stock options; (d) certain defined thresholds must be reached as a minimum level of performance, typically 50% of the target (or, a score of 2 on our 1-4 scale), before eligibility for payout on any objective and, by contrast, short-term incentive bonuses are effectively capped, as the maximum level of performance for each objective is typically set at 150% of the target (or, a score of 4 on our 1-4 scale); (e) reasonable salaries and overall compensation packages are based upon regularly updated compensation surveys and ongoing review of peer comparators’ practices; (f) compliance with executive stock ownership guidelines is routinely monitored; (g) we have no multi-year contracts with executive employees, and our employment agreements with executive officers protect specialized and proprietary information, and contacts with personnel obtained while employed with the Company; (h) we do not permit repricing of stock options; (i) executives are not permitted to hedge their beneficially-held Company’s shares; and (j) we have adopted a clawback policy, all as discussed further below.

Our compensation program is designed to effectively link compensation to performance as demonstrated by the completion by our executive officers of corporate and personal objectives that are designed to drive creation of shareholder value. The Compensation Committee believes that it is important to maintain a clear link between the achievement of these objectives and compensation payout. We have thoughtfully reviewed the metrics and priorities most appropriately used to establish and maintain that connection. In doing so, we consider:

●
the selection of corporate and personal objectives that are measurable and tied to shareholder value creation, which is fundamental to our success as a company;

●
executive officers should be evaluated and paid based on performance and achievement of both corporate and personal objectives; and

●
executive officers should have a clear understanding of how their performance and the achievement of pre-determined objectives may influence their compensation.

The objectives of our compensation program are to support the achievement of results; motivate executive officers to achieve pre-determined objectives without taking excessive risks; provide competitive compensation and benefit programs to attract and retain highly qualified executives; and encourage an ownership mentality, which is further augmented through share ownership guidelines for all executive officers.

Our compensation program continues to follow the same progression throughout the year:

●
Setting Objectives: Establishment of department and corporate objectives, followed by personal objectives being approved, in conjunction with the approved budget and our key performance objectives.
●
LTIP Awards to Incentivize: As a part of this step, the Compensation Committee recommends, and the Board considers and approves the annual grant of stock options and RSUs to those eligible for consideration. If its amendments are approved by the shareholders at the Meeting, the RSU&EI Plan will permit the Compensation Committee to grant other equity incentive awards to eligible participants. See also “Equity Incentive Plans,” below.
●
Performance Review: Annually, in the first quarter, we review our performance during the past year, initially with a determination of performance on corporate objectives (reviewed by the Compensation Committee and our Board). Performance of all staff is reviewed; executive officers are evaluated by the Chief Executive Officer and the Compensation Committee; and, the Chief Executive Officer is evaluated by the Compensation Committee and the Board of Directors. Based upon these performance assessments, bonuses are determined and awarded, in the discretion of the Compensation Committee and Board. See further discussion under “Short Term Incentive Plan” below.
●
COLA and Salary Revies: Cost-of-living adjustments to salaries are typically considered mid-year when best data are available. Contemporaneously, a salary survey is completed, with staff salaries adjusted to the findings of the survey, as necessary, and/or for merit increases.

Compensation Structure

Our compensation program consists of base salary, short- and long-term incentives, and other perquisites. The components of total direct compensation relate to performance as follows:

Employment Agreements with Named Executive Officers

We have employment agreements with each of our current executive officers. The agreements contain standard employment provisions, as well as salary, entitlement to a cash bonus to be determined in the discretion of the Board, and statements of eligibility for Company benefits (health and wellness benefits, paid time off, 401(k) plan), and equity compensation plans (stock option and RSU plans). The agreements also provide for post-termination obligations of the executives (one-year non-solicitation provisions applicable to all executive officers; and one-year non-competition provisions in the agreements of Messrs. Hatten and Cash). Post-termination obligations of the Company with respect to the NEOs, including in an event of change of control, are discussed and summarized below under the heading “Potential Payments Upon Termination or Change of Control.” The Compensation Committee reviews the employment agreements of and compensation program for the executive officers on a periodic basis.

Objectives to be Met Through “Pay Mix”

The compensation program is designed to provide motivation and incentives to our executive officers and employees with a view toward enhancing shareholder value and successfully implementing our corporate objectives. The compensation program accomplishes this by rewarding performance that is designed to create shareholder value. The portion of variable, at-risk, performance-based compensation is commensurate to an executive officer’s or employee’s position and increases as their respective level of responsibility increases. Further, the mix and structure of compensation is designed to strike an appropriate balance to achieve pre-determined objectives without motivating excessive risk taking.

Our share price may be heavily influenced by changes in uranium and other commodity prices, which are outside of our control. As a result, the compensation program is designed to focus on areas where the executive officers and employees have the most influence. To achieve this, a combination of operational, financial and share price criteria are utilized when selecting corporate and personal objectives and establishing an appropriate combination of pay.

The compensation structure and “pay mix” in place for 2020 for our CEO and other executive officers was as follows:

The characteristics of the compensation program’s mix of pay, as they relate to the executive officers, include:

●
a significant portion of executive pay is at-risk;

●
executive officers have a higher percentage of at-risk compensation relative to other employees, because they have the greatest ability to influence corporate performance;

●
60% of an executive’s short-term incentive is based on corporate performance; and

●
80% of an executive’s long-term incentive is composed of stock options, which are highly leveraged to our share price performance.

The incentive compensation actually received by the executive officers varies based upon individual performance and the achievement of the pre-determined corporate and personal objectives and is ultimately subject to the discretion of the Compensation Committee and the Board.

Components of Compensation

Base Salary
Base salary is the fixed portion of cash compensation earned by and paid to our executive officers and employees. We seek to identify levels of base salary or wage which will aid in attracting and retaining quality employees. Base salaries for all employees are reviewed annually by management. The Compensation Committee reviews the base salary for each executive officer routinely or upon a promotion or other change in job responsibility, based on the individual’s level of responsibility, the importance of the position and the individual’s contribution to our overall performance. The Compensation Committee also assesses the base salaries of the executive officers relative to a group of peer companies with similar scope and operations to ensure that base salaries are positioned competitively with executive officers in similar roles at peer companies. Our overall objective remains to provide a competitive base salary designed to recruit and retain qualified, high-performing executives, while responsibly administering our budget and achieving our corporate objectives.

Short-Term Incentive Plan
Total cash compensation includes base salary and any variable (at risk) short-term cash incentive compensation. Bonus awards under our short-term incentive plan (“STIP”) are calculated using a formula that is based upon performance in relation to corporate objectives, set by the Chief Executive Officer and executive management and approved by the Board, and in relation to personal objectives, also overseen by the CEO and Board. The STIP program is designed to recognize and reward both corporate and individual performance results. Weighting of corporate and personal objectives as related to the STIP program provides greater personal responsibility of each executive officer for not only the corporate objectives, but also his or her personal objectives which are tied to that year’s corporate and departmental objectives. This, too, was developed through consideration of peer group practices and other standards.

We continue to use corporate objectives to broadly measure our total corporate performance in consideration of our STIPs, as well as for other purposes. Health, safety and environmental performance objectives are embedded throughout our process. As well, we have continued to ask each employee to adopt a personal safety objective each year. We continue to evaluate Total Company, Lost Creek, Pathfinder Mines and Corporate Services objectives.

Each performance objective is measured on three performance levels (Threshold, Target and Maximum). Threshold, Target and Maximum performance-level values are based on quantifiable measures when possible, where typically the Threshold value is 80% of Target and the Maximum value is 120% of Target. When quantifiable measures are not possible, or more than one measure is used, we use a four-point scale to measure results. The target level of performance is set at an aggressive level that represents a ‘reasonable stretch.’ For example, when using our four-point scale to measure results, a score of 3 (Fully Successful) is used as the Target. Achieving the Target would result in a 100% payout of the objective. The Threshold level of performance is the minimum performance that must be met before being eligible for any payout. The Threshold performance level is typically set at 80% of Target, or a score of 2 (Partially, but not Fully, Successful Performance) on the four-point scale. There is no payout if the Threshold is not met. Achieving the Threshold would result in a 50% payout. Maximum level of performance is typically set at 120% of Target, or a score of 4 (Superior Performance). Achieving or exceeding the Maximum would result in a 150% payout.

The following table shows the current target levels and weightings used to establish STIP awards for our Executive Officers, including our CEO:

STIP Targets and Weights
POSITION	STIP Target (% of Base Salary)	Corporate Objectives Weight	Persona lObjectives Weight
Chairman, President and CEO: Jeffrey T. Klenda	40%	60%	40%
Other Executive Officers (CFO, Corporate Secretary, Vice President Operations and Vice President Regulatory Affairs)	30%	60%	40%

Actual STIP awards are based on performance for the year and are typically paid in the following year after our year-end results are evaluated. We calculate the STIP awards as follows:

Long-Term Equity Incentives
The long-term incentive plan (“LTIP”) includes our Option Plan and the RSU&EI Plan (or, with the Option Plan, the “Plans”). The Plans together form a long-term incentive plan for employees including executive officers and, in the case of the Option Plan, our consultants. Eligibility for participation and awards under the Plans are determined by the Compensation Committee, considering the recommendations of the Chief Executive Officer (and, for the Chief Executive Officer, the recommendations of the Compensation Committee to the Board). The purposes of the Plans are to provide eligible participants with the opportunity to own Common Shares of the Company, enhance Ur-Energy’s ability to attract, retain and motivate key personnel, and align each participant’s interests with those of the Company’s shareholders. Awards made under the Plans are based upon a pre-established formula tied to base salary and the compensation structure. The LTIP target for our CEO is 60% of his base salary; the LTIP target for our other Named Executive Officers is 50% of his or her base salary. A more detailed discussion of the Plans, including amendments to the RSU&EI Plan which our shareholders are asked to be approved at the Meeting, can be found below under “Stock Options and Restated and Amended Restricted Share Unit and Equity Incentive Plan.”

Perquisites Including Benefits
We provide employees, including our executive officers, with perquisites including personal benefits that we believe are reasonable and consistent with the overall compensation program to better enable us to attract and retain quality employees. We periodically review the levels of perquisites provided to the employees and executive officers to ensure competitiveness and value. Executive officers participate on the same terms as other employees in our healthcare and other benefit programs including a 401(k) Plan, medical, prescription drug, dental, vision, short- and long-term disability, life and supplemental life insurances; employee assistance program; and health and dependent care flexible spending accounts.

Compensation Risk Assessment
The charter for our Compensation Committee requires the Committee to review and consider the implications of the risks associated with our compensation policies and practices to avoid encouraging inappropriate risk taking by executive officers. The Compensation Committee has undertaken reviews of this type in conjunction with periodic reviews of the compensation program, including most recently in December 2020. The Committee has implemented and maintained multiple practices to ensure that there are not incentives to take inappropriate or excessive risks, including: combining fixed and variable compensation, granting appropriate levels of equity compensation, and mandating equity ownership requirements for executive officers and directors which are routinely reviewed. Based upon the Compensation Committee’s review, we do not believe that the Company’s executive or non-executive compensation structure is reasonably likely to have a material adverse effect on the Company.

2020 Review of Compensation Program and Establishment of Peer Group

The Compensation Committee from time to time undertakes a comprehensive review of our compensation program which includes competitive market data, pay grades, share ownership guidelines and short-term and long-term incentives. Most recently, a review of the program was completed in 2020. As we typically have done, the compensation program review included the development of our peer group, to be utilized for multiple purposes. As with other peer comparator groups before it, the peer group was used within our corporate objectives as a base from which we can compare our performance to peer companies and is also used for comparison when we evaluate our directors’ and officers’ compensation. If the selected peer group has insufficient depth of data for a particular executive’s compensation, we extend our review to companies outside the peer group which have similar executive positions. Generally, the Compensation Committee reviews and/or updates our peer group annually and then recommends it, with any changes or additions, to the Board for its approval.

The peer group approved by the Board for 2020 included six uranium producers and explorers and ten other mining companies (e.g., gold, silver) with similar revenues, total assets and market capitalization, with a focus on U.S. or North American based companies. Our review continues to reflect a lack of similarly-situated uranium explorers and producers and therefore reaches out into other sectors of the mining industry to operating companies. Generally, our ranking is in the middle of the peer group in terms of revenues, total assets and market capital. Our 2020 peer group, as approved by the Board of Directors, is as follows:

ALEXCO Resource Corp.	Americas Gold and Silver Corporation	Argonaut Gold Inc.
Denison Mines Corp.	Endeavour Silver Corp.	Energy Fuels Inc.
Fission Uranium Corp.	Gold Resource Corporation	Golden Star Resources Ltd.
Great Panther Mining Limited	Largo Resources Ltd.	NexGen Energy Ltd.
Seabridge Gold Inc.	Silvercorp Metals Inc.	Uranium Energy Corp.
Westwater Resources, Inc.

As a result of our compensation program review and establishment of the peer group, no changes to our compensation program were determined to be appropriate at this time.

2020 Performance on Objectives

Our corporate objectives during 2020 continued to focus on safe, compliant operations at Lost Creek, while addressing the continuing challenges in the uranium recovery and fuel-cycle industries. The overlay of the COVID-19 pandemic, and challenges resulting from general uncertainty, market upheaval, gathering and travel restrictions, remote work, and other aspects of the ‘new normal,’ while maintaining physical and mental wellness, led us to a broader focus for the year’s objectives. Due to the evolving conditions, our plans were considered and refined from time to time by our executive management and Board. In its review of the performance-to-objectives for 2020, our Board made the assessment that the Company’s performance, and the performance of each executive, generally met or exceeded our performance objectives. Highlights of 2020 corporate performance are discussed below.

The Company ended the year with a cash and cash equivalents balance of $4.3 million. Excluding net realizable value adjustments, we recognized a gross profit related to U3O8 sales of $3.1 million during 2020, which represents a gross profit margin of approximately 38 percent. The Company realized an average price per pound sold of $41.50 or approximately 29 percent above the year’s average spot price. Purchased pounds were delivered into all contractual commitments in 2020, permitting us to preserve our ready-to-sell inventory at the conversion facility. At year-end, the inventory totaled 268,485 pounds U3O8, and, currently, is approximately 285,000 pounds U3O8. Additionally, various financings over the past 15 months permit us to now hold our production inventory pending improved spot market pricing or to deliver into the new U.S. uranium reserve.

During 2020, we remained dedicated in our pursuit of a renewed and healthy uranium mining industry which is vital to U.S. energy and national security. While our Section 232 trade action (2018-2019) did not result in immediate trade action by the White House, it is the foundation from which the new national uranium reserve is being established by the U.S. Department of Energy.

The U.S. Nuclear Fuel Working Group (the “Working Group”), which was formed as a direct result of our trade action, issued its report in Q2 2020 with numerous strong recommendations to reinvigorate the nuclear fuel cycle industries, beginning with the uranium recovery industry. We continued in our efforts as a stakeholder throughout the year, and are pleased with the ultimate relief package, which included an initial appropriation of $75M for FY2021 for the establishment of the uranium reserve program. Federal budget recommendations include a ten-year program with an annual appropriation of $150M through FY2030.

Additionally, we advocated for the extension and amendment to the Russian Suspension Agreement (“RSA”) which was not only extended 20-years at an average lower annual import rate for the additional term, but the extended RSA was then codified by Congress in December 2020.

On project-specific regulatory efforts, we continued to advance the permitting and licensing of our Shirley Basin project, for which we expect to receive all major regulatory approvals in 2021 H1. The BLM granted its approval in 2020 Q2; we also received other state permits and authorizations for the project during 2020. Our applications to amend the Lost Creek permits and licenses to include the KM and LC East Project expansion also advanced during the year, with the State of Wyoming Uranium Recovery Program granting the amendment to our Lost Creek source material license in 2021 Q1. All other major authorizations and permits for this expansion are also expected to be received in 2021.

Due to the impacts to the economy of the COVID-19 pandemic and the continuing depressed market conditions, we conducted no development work at Lost Creek in 2020. Continued production from MU1 and the first three header houses of MU2 allowed us to capture approximately 10,790 pounds U3O8 at Lost Creek. During the year, we dried and drummed 15,873 pounds U3O8, which was shipped to the conversion facility in 2021 Q1. Controlling production at lower rates, even with reduced staff, allowed us to further optimize production processes, conduct additional maintenance and generally continue with full operational readiness to ramp up production when conditions warrant. Our long-tenured staff has completed extensive cross training and represents significant production expertise for our current and future operations.

In Q2, we made application for SBA Paycheck Protection Program loans, which allowed us to further support Lost Creek and our corporate and professional staff. We reached agreement with the State of Wyoming and Sweetwater County to defer an additional 18 months of principal payments on our State Bond Loan, resulting in a $7.8 million dollar savings in that period. Additionally, we completed a registered direct public offering in August 2020, from which we realized $4.3 million net proceeds. Together with the public offering we completed in February 2021 (gross proceeds $15.2 million), our cash position as of February 24, 2021, was $18.6 million.

With our continuing focus on safe and compliant operations, it is notable that Lost Creek received strong inspection reports and operated in an environmentally sound fashion, notwithstanding the challenges of the year and further reduced staffing. We continue to strengthen our robust safety culture at Lost Creek and throughout the Company. Although we had a commuter accident early in the year which resulted in lost-time, Lost Creek site operations and elsewhere throughout the Company and our other projects remained free from lost-time accidents. While we have had occasions under which it was advised that a staff member self-isolate for a period of time, we had only one staff member ill with COVID-19. There was not a material impact on operations during the absence of this individual from work. We remain vigilant in monitoring ongoing changes to public health guidance and look to safeguard our staff and operations to the ongoing pandemic. Additionally, we will continue to remain stewards of the environment with our oversight of operations at Lost Creek and all of our mineral properties.

2021 Compensation Program and Outlook

We currently anticipate that the compensation program will remain largely the same in 2021 for employees and executive officers. The continuing market environment is such that we are maintaining a reduced production level, while optimizing our operational readiness. If additional supply destruction causes market conditions to improve, or when the implementation of the U.S. uranium reserve is complete, we stand ready to enter additional contracts and ramp-up production at Lost Creek. Development and construction of Shirley Basin may also proceed, following receipt of all authorizations and appropriate market conditions.

The establishment of the uranium reserve is encouraging; however, there can be no certainty of the timing of the procurement process or our role in the program, and therefore, the outcome of this continuing process and its effects on the U.S. uranium market is uncertain.

We have maintained our Lost Creek assets and retained core technical, operational and management staff to run the safest, optimal operations, and to be prepared to ramp-up when market conditions improve. With initial development costs of approximately $14 million and no significant capital expenditures, these measures also provide us with the operational leverage for an efficient and low-cost ramp-up at Lost Creek when warranted.

We will continue to concentrate on operating safely in an environmentally-sound fashion, focusing on the health and well-being of our employees, including in the continuing circumstances surrounding COVID-19, while returning value to our shareholders.

Additional Compensation Practices

Share Ownership Guidelines

All of our executive officers and directors are encouraged to have a significant long-term financial interest in our Company. To encourage alignment of the interests of the executive officers and directors with those of our shareholders, in 2009, our Board mandated that each executive officer of Ur-Energy, whether then appointed or appointed thereafter, is required to invest an amount equal to one times the executive officer’s annual base salary in shares or securities redeemable into shares on or before the later of (i) December 31, 2013, (ii) the fifth anniversary of the executive officer’s appointment, or (iii) the date of the most recent salary increase. The investment amount is calculated using the amount of the base salary of the executive officer at the later of (i) January 1, 2009, (ii) the date of executive officer’s appointment, or the date of the most recent base salary increase. The share ownership requirements are also applicable to the non-executive directors who are required to invest an amount equal to three times their annual retainer. See further discussion under “Share Ownership Guidelines for Directors,” below. As at December 31, 2020, all directors and executive officers meet the Share Ownership Guidelines or are on-track to meet the Share Ownership Guidelines within the prescribed timeframes.

Anti-Hedging Policy; Pledging

We have a formal anti-hedging policy which prohibits our executive officers and directors from engaging in any hedging or similar monetization transactions with respect to the Company’s securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in the Company’s securities.

The Board has not formally adopted a policy restricting the pledging of its Common Shares held by executive officers or directors as, historically, there has been little or no pledging of the Company’s shares by our executive officers or directors. Currently, only one insider has pledged Common Shares; those pledged Common Shares represent less than one percent of our issued and outstanding shares. Among the directors and executive officers, there have been no other pledged Common Shares of the Company. See notes to Security Ownership of Management table, above.

Clawback Policy

The Company has adopted a clawback policy pursuant to which the Company would be entitled to recoup incentive compensation amounts paid to executive officer(s) in the event of a future restatement of financial results and other specified events. This policy covers all incentive cash and equity compensation, including any cash bonuses, RSUs or stock options received by the executives. It provides that the Board may direct the Company to recoup the incentive cash and equity compensation of the executive(s) at fault if all three of the following events occur:

●
the Company makes an accounting restatement of our financial statements if there is a material financial reporting non-compliance under securities laws; and

●
the executive(s) engaged in gross negligence, intentional misconduct or fraud which caused or significantly contributed to the restatement; and

●
the executive(s) was overcompensated with respect to incentive cash and equity compensation during the year(s) subject to the restatement.

If all three of the preceding events occur, the Board of Directors, following review and recommendation by the Compensation Committee, will decide when and how the policy will apply. The Company may recoup the portion of incentive cash and equity compensation received by the executive(s) at fault during the year(s) subject to the restatement that is in excess of the incentive compensation that would have been received based on the restated results.

Tax and Accounting Considerations

The Compensation Committee considers tax and accounting rules and regulations when structuring our executive compensation program. Our plans and programs are designed to comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “IRS Code”), which regulates deferred compensation and provides for potentially early taxation and a 20% additional tax on non-compliant arrangements. Equity awards are accounted for under FASB ASC Topic 718, which requires the recognition of expense for the fair value of such awards, and the Compensation Committee considers the accounting expense of such awards when authorizing stock option and RSU grants.

Executive Compensation – Related Fees
The Compensation Committee did not utilize any third-party consulting services during 2020. Management and the Compensation Committee continue to utilize online data sources.

EXECUTIVE COMPENSATION

Say on Pay Advisory Vote in 2020

In 2020, our shareholders approved our compensation program for our Named Executive Officers by a vote in favor of 86%. For the past five years, our advisory “say on pay” vote has averaged above 90%. The Compensation Committee believes the results of our advisory votes on “say on pay” continue to confirm that the clear majority of our shareholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our Named Executive Officers with the interests of our shareholders.

With challenged uranium market conditions persisting, only an informal review of executive compensation was made in 2020 as no changes were anticipated to be made in executive compensation. We included survey data from the peer group established by the Company, utilizing publicly available data and studies. The review confirms that our executive officers remain behind even the median ranges of the comparator company data, with certain limited exceptions. Effective in 2019, an initial correction was made to adjust the base compensation of our CEO, Mr. Klenda. Due to continuing market conditions, however, no further corrective action has been taken since and recommended corrections to other executive pay have also not been taken. No increase to executive pay was implemented during 2020; the last increase was when executives were provided cost of living raises, only, in November 2019 at the same time such raises were provided to all employees.

We continue to review our human resources in light of the Company’s current operations and needs. Responsive to both persistently low uranium prices, and resulting reductions in production, we have reduced our overall employee count from a combined Ur-Energy USA (Wyoming/Colorado) and Lost Creek total of 90 employees at year-end 2013 to a combined 18 full-time employees at year-end 2020. This reduction has included controlled attrition as well as the reductions in force which have been implemented. Eleven employees were laid off in 2020.

Pursuant to our Board’s recommendation, we continue with an annual advisory (non-binding) say on pay vote. Although our compensation program has changed little in recent years, and we did not and do not currently anticipate that the program will change significantly, we believe that an annual update for our shareholders is appropriate. Based upon the advisory vote by our shareholders in 2020, concerning “say when on pay,” our Board adopted an annual advisory vote for “say on pay.” Our next say when on pay vote will be in 2026.

Summary Compensation Table

The following table sets forth the summary information concerning compensation earned during the financial years ended December 31, 2020 and 2019 by our Named Executive Officers serving at December 31, 2020.

Name and principal position (1)	Year	Salary ($)	Bonus (2) ($)	Stock awards (3)(4)(5) ($)	Option awards (3)(4)(5) ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation ($)	All other compensation (6) ($)	Total ($)

Jeffrey T. Klenda	2020	441,662	88,333	54,160	102,064	Nil	Nil	Nil	686,219
President and	2019	426,050	112,183	62,082	109,917	Nil	Nil	Nil	710,232
Chief Executive Officer

Roger L. Smith	2020	289,900	43,485	29,625	55,828	Nil	Nil	11,596	430,434
Chief Financial Officer and	2019	282,425	54,487	33,958	60,124	Nil	Nil	11,297	442,291
Chief Administrative Officer

Penne A. Goplerud	2020	260,624	39,094	26,634	50,190	Nil	Nil	10,425	386,968
General Counsel and	2019	253,908	48,945	30,529	54,052	Nil	Nil	10,156	397,590
Corporate Secretary

(1)
Each of the NEOs (Messrs. Klenda and Smith, and Ms. Goplerud), and each of our other executive officers, has an employment agreement with the Company, as has been amended from time to time. See discussion under “Employment Agreements with Named Executive Officers” above and “Potential Payments Upon Termination or Change of Control – Employment Agreements with our Named Executive Officers” below.

(2)
Annual incentive plan awards are shown in the year earned. As described above, STIP awards are typically determined in the first calendar quarter based upon performance to corporate and personal objectives for the preceding year. The 2019 STIP awards for the executive officers, which would have been paid in 2020, were postponed by the Board in deference to the effects of and uncertainty caused by the COVID-19 pandemic. These STIPs were considered in 2021 and the determination was made by the Board to pay the 2019 STIPs at a rate reduced by 50%. Additionally, the Board determined that the STIP awards for executives for 2020, which have been paid in 2021, would be premised on an assessment of the Company and each executive having generally met or exceeded performance standards, and then be reduced by 50%. The Board may, in the future, consider the feasibility of making some payout of the 2020 STIPs as may be suggested by the Compensation Committee.

(3)
The issuance of share-based and option-based awards in conjunction with the LTIP are shown in the year they were issued.

(4)
Canadian dollar figures have been converted to U.S. dollar figures at the average exchange rate for 2020 of C$1.00 = US$0.7461412; and for 2019 of C$1.00 = US$0.7537308 as quoted by Bank of Canada on its website www.bankofcanada.com.

(5)
For additional information regarding the fair value of stock options and RSUs, as at December 31, 2020 (using the Company’s TSX closing stock price of C$1.04 (~US$0.80) on the last trading day of 2020), see Annual Report on Form 10-K, note 13 to Financial Statements, which has been filed with the SEC at https://www.sec.gov/edgar.shtml and with Canadian securities regulators, and is available at https://sedar.com.

(6)
Reflects only the Company’s matching contribution toward the executive’s 401(k) retirement account. Other aspects of compensation or perquisites are of a non-material value, and/or are provided to executive officers in the same fashion as all employees of the Company (e.g., healthcare, disability, and other insurances).

EQUITY INCENTIVE PLANS

The following table sets forth certain summary information concerning our equity compensation plans as at December 31, 2020. Directors, officers, employees, and consultants are eligible to participate in the Option Plan. Directors and employees, including executive officers, are eligible to participate in the RSU Plan.

	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2) (US$)	Number of Common Shares Remaining for Future Issuance (Excluding Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights)
Equity compensation plans approved by securityholders (1)	13,315,386	$ 0.61	1,692,334
Equity compensation plans not approved by security-holders	-	-	-

(1)
Our shareholders have approved both the Option Plan and the Existing RSU Plan (as defined), and are asked to do so on a routine, every three-year basis.

(2)
The exercise price represents the weighted exercise price of the 11,910,424 outstanding stock options at December 31, 2020.

Stock Options and the Amended and Restated Restricted Share Unit and Equity Incentive Plan

We adopted the Ur-Energy Inc. Amended and Restated Stock Option Plan in 2005 in order to advance our interests by providing directors, officers, employees and consultants with a financial incentive tied to the Company’s long-term financial performance and continued service to or employment with us. Subsequently, we adopted the Ur-Energy Inc. Restricted Share Unit Plan, as thereafter amended, as part of our overall stock-based compensation plan. The RSU Plan has allowed participants to earn Common Shares over time, rather than options that give participants the right to purchase shares at a set price. Proposed amendments to rename and include additional equity incentives as part of the RSU Plan which are proposed to be approved by the shareholders at this Meeting are described below.

A total of up to 10% of Ur-Energy’s issued and outstanding Common Shares may be reserved for issuance pursuant to the Plans, in the aggregate. As of April 13, 2021, we have listed and reserved 13,283,902 Common Shares in the aggregate of a total 18,938,910 (or 10%) available. We have 11,003,195 Common Shares reserved under the Option Plan, and 2,280,707 Common Shares reserved under the RSU Plan. Therefore, up to 7,626,240 Common Shares (4%) are available under the Plans.

Of the shares currently reserved, 9,967,551 options for Common Shares have been granted and are outstanding, as of April 13, 2021, or approximately 5.3% of our issued and outstanding Common Shares. There are 1,345,119 RSUs that have been granted and are outstanding as of April 13, 2021, or approximately 0.7% of our issued and outstanding Common Shares. Historically, we have allocated approximately 80% of those reserved shares to the Option Plan and 20% to the RSU Plan, and award grants using a ratio of 4:1 Options to RSUs. The number of shares reserved is subject to adjustment if the Common Shares are subdivided, consolidated, converted or reclassified or the number of Common Shares varies as a result of a stock dividend or an increase or a reduction in our share capital. Dividends or dividend equivalents on unvested awards of all types are generally subject to the same vesting conditions as the underlying awards to which they relate. The run rate (or, “burn rate”) on the equity plans for the past three years is as follows:

	2020	2019	2018
Stock Option Plan	1.8%	1.8%	1.5%
Restricted Share Unit Plan	0.4%	0.4%	0.3%

As at April 13, 2021, the closing price of our Common Shares on the NYSE American was $1.10 and on the TSX was C$1.37.

Option Plan

Under the Option Plan, options may be granted to our directors, executive officers, eligible employees and consultants. As of April 13, 2021, there are 10 employees and six non-executive directors who are eligible to participate in the Option Plan. The Option Plan was most recently approved by shareholders on May 6, 2020.

The maximum number of Common Shares that may be reserved for issuance to any one person under the Option Plan is five percent of the number of Common Shares outstanding at the time of reservation. The options are personal and non-assignable. Option holders do not have any shareholder rights (and, specifically, shall not be entitled to dividends) with respect to options unless and until the options are exercised and Common Shares are issued in the name of the option holder. The exercise price for Common Shares subject to an option is determined by the Board of Directors at the time of grant and may not be less than the market price of the Common Shares at the time the option is granted. Market price at any date in respect of the Common Shares means the closing price of the Common Shares on the TSX (or, if the Common Shares are not then listed and posted for trading on the TSX, then on the recognized stock exchange on which such Common Shares are listed or posted or, if such Common Shares are not so listed on any recognized stock exchange, then on the over-the-counter market on which they are traded or posted as selected for such purpose by the Compensation Committee or in accordance with Section 5.5 of the Option Plan) on the immediately preceding trading day.

Options vest over a three-year period: one-third on the first anniversary, one-third on the second anniversary and one-third on the third anniversary of the grant; dividends, for all awards, shall not be payable on unvested options; the term of all options is five years. Additionally, in no event shall more than five percent of the shares available for issuance under the Option Plan have a stated vesting/exercisability schedule of less than one year from the date of grant. The aggregate number of Common Shares issued to insiders within any 12-month period, or issuable to insiders at any time, under the Stock Option Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares during such time.

Options granted under the Option Plan are subject to early termination under certain circumstances, including (i) one year after the death of the option holder, (ii) three months after the option holder’s resignation or dismissal without cause as an employee or consultant, or (iii) immediately upon the option holder’s dismissal for cause as an employee. In each case, only options vested at the time of the event which gave rise to such early termination may be exercised by the option holder during such period. The Option Plan also provides that upon a change of control all options under the Option Plan vest immediately and are immediately exercisable.

The Option Plan and the terms of any outstanding option may be amended at any time by the Board subject to any required regulatory or shareholder approvals, provided that where such an amendment would prejudice the rights of an option holder under any outstanding option, the consent of the option holder is required to be obtained. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual. Amendments that do not require shareholder approval are “housekeeping” amendments such as amendments to the Option Plan to comply with regulatory requirements, amendments related to the administration of the Option Plan and to change the eligibility requirements under the Option Plan and terms and conditions on which the options may be granted. The Option Plan may be suspended, terminated or discontinued in the sole discretion of our Board of Directors.

Stock options are generally treated as ordinary compensation income as and when Common Shares are issued to the participant upon exercise of the award, however, in the case of Incentive Stock Options, the options may be taxable at long-term capital gains tax rates when the issued Common Shares are sold so long as certain conditions are met. If the participant is an employee, the compensation income may be subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by the IRS Code. Please note that the foregoing description is based upon U.S. federal income tax laws in effect on the date of this Circular and does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Amended and Restated Restricted Share Unit and Equity Incentive Plan (RSU&EI Plan)

The Existing RSU Plan was originally adopted by the Board of Directors on May 7, 2010 and, as previously amended, was approved in its entirety most recently by our shareholders on May 2, 2019. The shareholders are asked at the Meeting to approve amendments to the Existing RSU Plan, approved in April 2021 by the Board of Directors, on the recommendation of the Compensation Committee, including the renaming of the plan as the “Amended and Restated Restricted Share Unit and Equity Incentive Plan” (“RSU&EI Plan”). In addition to the restricted share units available for grant under the plan currently, the amendments permit the granting of awards within our compensation program of (a) performance share units (“PSUs”); and (b) direct share issuances of Common Shares (“DSIs”) to eligible participants.

The amendments do not request any increase in the percentage number of shares available for issuance under the RSU&EI Plan. The amendments are also described in Proposal No. 4, above, and the full text of the plan is attached as Schedule A of this Circular. As discussed above under “Particulars of Matters To Be Acted Upon,” the TSX rules provide that all eligible insiders in order to participate in the RSU&EI Plan may not vote on these amendments. Accordingly, the resolution must be passed by a majority of votes, excluding 5,674,838 Common Shares held by certain insiders of the Company and their affiliates.

Under the RSU&EI Plan, including its amendments, awards of RSUs, PSUs and DSIs, may be granted to directors and employees, including executive officers, of the Company as possible eligible participants. As of April 13, 2021, there are 10 employees and six non-executive directors who are eligible to participate in the RSU&EI Plan. Our Board has appointed the Compensation Committee to determine which persons are entitled to participate in the plan and the number of awards to be awarded to each participant. The plan does not limit the participation of any specific eligible participant including insiders.

Restricted Share Units

RSUs awarded to participants are credited to a notional account that is established on their behalf and maintained in accordance with the plan. Each RSU awarded conditionally entitles the participant to the delivery of one Common Share (or cash in lieu of such share at the Compensation Committee’s discretion) upon attainment of the RSU vesting period. Grants of RSUs vest 100% on the two-year anniversary of the date of the grant. Upon payment by the corporation of a dividend, each outstanding RSU is credited with a dividend equivalent equal to the dividend paid per share, which dividend equivalent is then converted into additional RSUs that are subject to the same vesting schedule as the RSUs to which they relate. The plan permits the Company to either redeem RSUs for cash or issue Common Shares from treasury to satisfy all or any portion of a vested RSU award. If redeemed for cash, RSUs will be redeemed for an amount equal to fair market value which means the closing price of the Common Shares on the TSX on the business day immediately prior to the redemption date, or if the shares are not listed on the TSX, then on such other stock exchange or quotation system as may be selected by the Compensation Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the fair market value will be the value determined by the Compensation Committee in its sole discretion acting in good faith. The redemption date of any RSU will not be after the end of the calendar year which is three years following the end of the year in which services to which the grant of such RSU relates were performed by the participant.

In the event of a change of control, as defined in the plan, we are required to redeem 100% of the RSUs granted to participants. In the event of an involuntary termination of an employee, other than for cause, or a director who is not re-elected, we are required to redeem the RSUs for cash. Rights respecting RSUs shall not be transferable or assignable other than by will.

Performance Share Units

PSUs are performance-based awards that may entitle the recipient to receive Common Shares (or cash in lieu of shares at the Compensation Committee’s discretion) upon attainment of one or more performance goals over a designated performance period set forth in the PSU grant agreement. Each award of PSUs will contain a target number of PSUs that may be earned, with the actual number earned to be determined pursuant to a formula set forth in the PSU grant agreement based on the extent to which corresponding performance criteria have been attained during the performance period. Upon payment by the corporation of a dividend, each outstanding target PSU is credited with a dividend equivalent equal to the amount of the dividend paid per share, which dividend equivalent is then converted into additional PSUs that are subject to the same performance conditions and formula and vest at the same time as the PSUs to which they relate.

Unless settled earlier in accordance with the plan, earned PSUs will be settled on or within 30 days after the end of the performance period. The plan permits the Company to either settle PSUs for cash or issue Common Shares from treasury to satisfy all or any portion of a PSU award. If settled for cash, PSUs will be settled for an amount equal to fair market value which means the closing price of the Common Shares on the TSX on the business day immediately prior to the settlement date, or if the shares are not listed on the TSX, then on such other stock exchange or quotation system as may be selected by the Compensation Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the fair market value will be the value determined by the Compensation Committee in its sole discretion acting in good faith.

In the event of a change of control, as defined in the plan, the performance period of each outstanding PSU shall be deemed to have ended and the Compensation Committee shall determine the number of PSUs earned based upon performance (under a specific award) to the time of change of control, subject to certain discretionary determinations of the Committee under the plan. Unless otherwise provided in a PSU grant agreement upon a participant’s termination of employment or other service or death prior to the end of the performance period for an award of PSUs, such PSUs shall be forfeited.

Direct Share Issuances

Subject to applicable securities law requirements as well as the rules of the exchanges under which our shares trade, DSIs awarded to participants are awards of Common Shares granted in such amounts and subject to such terms and conditions as the Compensation Committee determines in its sole discretion. It is anticipated that the DSIs will complement our other bonus program awards in instances when such an award of DSIs is made in lieu of a routine (STIP) or extraordinary cash bonus, as a milestone award (outside PSU grant terms), or other circumstances in which this use of our equity compensation plans is deemed appropriate in the discretion of the Compensation Committee. DSIs may be fully vested on the grant date or may be subject to vesting, as determined by the Compensation Committee. DSIs that are subject to a vesting schedule may not be transferred prior to vesting. Dividends on unvested DSIs may be paid in cash or may be reinvested in additional Common Shares, in either case subject to the same vesting schedule as the DSI to which they relate.

Unless otherwise provided in the DSI grant agreement that is subject to vesting, upon a participant’s termination of employment or other service or death, the provisions related to termination and death as set forth under the heading “Restricted Share Unit (RSUs)” above shall apply by analogy. Any unvested Common Shares that do not vest as a result of the participant’s termination of employment of other service or death shall be immediately forfeited and returned to the Corporation without the payment of any consideration.

Administration of the RSU&EI Plan and Tax Consequences

The Board may from time to time amend or suspend the RSU&EI Plan and may at any time terminate the plan. No such amendment, suspension or termination shall adversely affect the rights of any eligible person with respect to outstanding and unredeemed awards under the plan credited to that person without that holder’s consent. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual, such as the percentage of the issued and outstanding Common Shares available to be granted under the RSU&EI Plan, an extension of the term for redemption of RSUs or settlement of PSUs held by a participant and amendments to Section 8.1 of the RSU&EI Plan. Amendments that do not require shareholder approval are “housekeeping” amendments such as amendments to the RSU&EI Plan to comply with regulatory requirements, amendments related to the administration of the plan and to change the eligibility requirements under the plan and terms and conditions on which the awards may be granted.

RSUs and PSUs are generally treated as ordinary compensation income as and when Common Shares are issued to the participant upon vesting or settlement of the award and DSIs are treated as ordinary compensation income at the time of grant if fully vested under the plan or, if such grant is subject to vesting under the RSU&EI Plan, at the time of vesting of the Common Shares. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant. Please note that the foregoing description is based upon U.S. federal income tax laws in effect on the date of this Circular and does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Outstanding Equity Awards at December 31, 2020

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the year ended December 31, 2020 by each of the Named Executive Officers.

	Option-based Awards					Share-based Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised options (#)	Option exercise price (C$)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (US$)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Jeffrey T. Klenda	338,118	Nil	Nil	0.73	12/16/21
	239,422	Nil	Nil	0.90	12/15/22
	73,284	37,752	Nil	0.93	08/20/23
	68,528	35,303	Nil	0.91	12/14/23
	139,015	278,029	Nil	0.79	11/05/24
	Nil	460,865	Nil	0.63	11/13/25
					11/05/21	104,261	85,165	Nil	Nil
					11/13/22	115,217	94,114	Nil	Nil
Roger L. Smith	241,184	Nil	Nil	0.73	12/16/21
	170,788	Nil	Nil	0.90	12/15/22
	52,276	26,930	Nil	0.93	08/20/23
	48,884	25,183	Nil	0.91	12/14/23
	76,040	152,079	Nil	0.79	11/05/24
	Nil	252,087	Nil	0.63	11/13/25
					11/05/21	57,030	46,584	Nil	Nil
					11/13/22	63,022	51,479	Nil	Nil
Penne A. Goplerud	216,836	Nil	Nil	0.73	12/16/21
	153,546	Nil	Nil	0.90	12/15/22
	46,999	24,212	Nil	0.93	08/20/23
	43,948	22,640	Nil	0.91	12/14/23
	68,360	136,721	Nil	0.79	11/05/24
	Nil	226,630	Nil	0.63	11/13/25
					11-05-21	51,271	41,880	Nil	Nil
					11/13/22	56,658	46,280	Nil	Nil

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Employment Agreements with our Named Executive Officers

As discussed above, our Named Executive Officers have employment agreements with the Company, as have been amended from time to time. Relevant to potential payments to be made upon termination without cause or change of control, the agreements provide that an executive officer is entitled to certain amounts, based upon the executive’s then-current salary. As discussed below, our employment agreements, and the Company’s equity compensation plans, specify the obligations of the Company to the executive officers in the event of termination or change of control.

Equity Award Provisions

Upon separation of employment of our executive officers, including under circumstances of termination without cause or change of control, the Option Plan and RSU Plan govern the treatment of outstanding equity compensation in the form of vested stock options and RSUs not yet redeemed. All vested options of Designated Officers (all of our current executive officers, as defined by the plan and resolution of our Board) will expire on the expiration date identified at the time of the grant of the option, and all unvested options will expire upon termination.

The RSU&EI Plan provides that the RSUs of an employee who is an eligible person who is involuntarily terminated without cause, shall be redeemed for cash at a fair market value on the redemption/termination date. In the event of a change of control, as defined in the plan, all of the RSUs granted and outstanding will be redeemed as soon as reasonably practical and not later than 30 days following the redemption date associated with the change of control. The RSU&EI Plan provides for redemption, instead of cancellation, of outstanding RSUs at the date of redemption for retiring directors and executive officers, which is defined as a threshold of combined service and age of 65 years, and a minimum of five years of service to the Corporation.

Change of Control and Termination Benefits Tables

Each of our executive officers has entered into an employment agreement that provides for certain payments if the executive’s employment is terminated in connection with a change of control. In addition, upon the occurrence of a change of control, all of the executive officer’s unvested options and RSUs will vest. The table below shows the amounts that would be payable or vest assuming that a change of control occurred on December 31, 2020 and that Named Executive Officer’s employment terminated on that date. The Compensation Committee has established a policy that the Company will not enter into an employment agreement with any new executive officer that includes a single-trigger severance arrangement.

	Cash	Equity	Pension/NQDC	Perquisites/benefits	Tax reimbursement	Other	Total
Name	($)(1)	($)(2)	($)	($)	($)	($)	($)
Jeffrey T. Klenda	1,324,986	538,424	Nil	Nil	Nil	Nil	1,863,410
Roger L. Smith	724,750	315,943	Nil	Nil	Nil	Nil	1,040,693
Penne A. Goplerud	521,248	284,039	Nil	Nil	Nil	Nil	805,287

(1)
Pursuant to their respective employment agreements, Mr. Klenda is entitled to payment of an amount equal to three-years his then-current salary; Mr. Smith is entitled to payment of an amount equal to 2.5 years his then-current salary. Ms. Goplerud is entitled to payment of an amount equal to two years salary, based upon her then-current salary. Our other executive officers are also entitled to payment of an amount equal to two years salary, based upon then-current salary.

(2)
These amounts represent equity values based upon the closing price of our Common Shares on the TSX on the last trading day of 2020 (C$1.04) Klenda (stock options: $359,145; RSUs: $179,279); Smith (stock options: $217,880; RSUs: $98,063); and Goplerud (stock options: $195,879; RSUs: $88,160).

In 2020, employment agreements were amended to revise the amount of severance to be paid to each Named Executive Officer. The amendments all were approved by the Board (upon the recommendation of the Compensation Committee in each event), to better conform to current market and peer group comparable arrangements. Each executive’s amount of severance is calculated solely based upon then-current salary (i.e., without cash bonus value included). The changes are as follows: CEO, Jeffrey Klenda (from an amount equal to two years to an amount equal to three years of his then-current salary); CFO, Roger Smith (from an amount equal to 24 months to an amount equal to 30 months of his then-current base salary); Corporate Secretary, Penne Goplerud (from an amount equal to 18 months to an amount equal to 24 months of her then-current base salary). The circumstances under which each of our executives would be entitled to receive the severance payment were not modified. No other provisions of the employment agreements were modified.

Additionally, the following summarizes the compensation or other benefits which would be owed and paid to our executive officers if employment is terminated for the specified reasons, effective December 31, 2020. We believe that these terms are fair and are competitive with the market and our peer group, based upon industry and geographical practices.

Type of Termination	Severance Payment(1)(2)	STIP Bonus	Stock Options	RSUs(3)

Resignation or Retirement	CEO will receive three-year salary payment, based on current salary, per agreement Other executive officers, no severance payment	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at date on option for current executive officers (as a “Designated Officer” per Section 6.7 of Plan)
RSUs are cancelled unless retirement provision is satisfied; RSUs will be carried with the executive until redemption, if the executive has combined service and age of 65 years, and a minimum of five years of service to the Company

Termination without cause
CEO: three-year salary payment, based upon then-current salary.
CFO: 2.5 year salary payment, based upon then-current salary.
Other executive officers: two-year salary payment, based upon then-current salary
		Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at date on option for current executive officers (as a “Designated Officer” per Section 6.7 of Plan)	Outstanding RSUs are redeemed for cash at fair market value, as defined in the Plan

Termination for cause	None	Possible pro rata share entitlement	None	None

Change of control (and/or termination within 24 months of a change of control)	CEO: three year salary payment, based upon then-current salary. Other executive officers two year salary payment, based upon then-current salary	Pro rata entitlement to discretionary bonus, per agreement	All options become fully vested and exercisable	Outstanding RSUs are redeemed for cash at fair market value, as defined in the Plan

Death	CEO will receive three-year salary payment, based on then-current salary. ● ● Other executive officers, no severance payment	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at the earlier of expiry at date on option or one year from the date of death (with discretion of Board as per Section 6.3(b) of Plan to extend)	RSUs are redeemed (Section 3.2 of Plan); date of death is redemption date

(1)
At December 31, 2020, Mr. Klenda, our CEO, was entitled to a salary of $441,662 per year (three years base salary is a total of $1,324,986). Current salaries of our CFO, Mr. Smith, and our other executive officers, and their severance entitlements, are as follows: Mr. Smith: annual salary $289,900 (2.5 years base salary $724,750); Ms. Goplerud: annual salary $260,624 (two-years base salary $521,248); Mr. Hatten: annual salary $228,410 (two-years base salary $456,820); Mr. Cash: annual salary $217,698 (two-years base salary $435,396).

(2)
Accrued paid time off is paid to the executive officer at the time of termination, according to Company policy and applicable law.

(3)
As amended and restated, the RSU&EI Plan sets forth the settlement of PSUs and DSIs for participants in the plan, including executive officers. Any future awards of PSUs and DSIs will be governed by the plan and individual grant agreements, if the amendments to the plan are approved by the shareholders at the Meeting. See discussion above under “Stock Options and the Amended and Restated RSU and Equity Incentive Plan.”

COMPENSATION OF DIRECTORS

Our non-executive directors are paid a cash retainer of $41,000 annually, and are not paid Board meeting fees. Committee meeting fees were paid as follows during 2020: $500 per Audit Committee meeting and $250 per meeting for other committees. In addition, work time spent for committee participation, not including attendance at regular meetings, is compensated at the rate of $250/half day and $500/full day, to be monitored by the Compensation Committee and reported to the Board. No such additional work time was paid to our non-executive directors in 2020. No changes were made to the compensation of our directors during 2020.

We routinely conduct reviews of the compensation of the non-executive directors on an internal basis, utilizing data about our peers which we obtain through public sources. Results have indicated that the Company’s non-executive director base cash and equity-based compensation remained generally within a range of the median of the comparator group, although consistently at the lower end of the range, particularly because the Company does not provide an additional retainer amount for committee chair positions, or additional compensation for those in other leadership roles, such as our Lead Director. Although the committee fees remain below median comparators, those fees remain unchanged.

In addition to other compensation received by our directors, a 2008 resolution provides that non-executive directors participating on ad hoc or special committees of the Board of Directors, which may be constituted from time to time, are entitled to additional director fees, to be determined in accordance with additional duties and requirements requested of those individuals from time to time. There currently are no such ad hoc or special committees of the Board of Directors.

	Fees earned	Share-based awards(1)	Option-based awards(2)	Non-equity incentive plan compensation	Pension value	All other compensation	Total
Name	$	$	$	$	$	$	$
W. William Boberg	42,750	25,139	47,374	Nil	Nil	Nil	115,263
Rob Chang	45,250	25,139	47,374	Nil	Nil	Nil	117,763
James M. Franklin	43,750	25,139	47,374	Nil	Nil	Nil	116,263
Gary C. Huber	46,250	25,139	47,374	Nil	Nil	Nil	118,763
Thomas H. Parker	45,250	25,139	47,374	Nil	Nil	Nil	117,763
Kathy E. Walker	44,250	25,139	47,374	Nil	Nil	Nil	116,763

(1)
Each of our non-executive directors received a grant of 53,479 RSUs on November 13, 2020.

(2)
Each of our non-executive directors received options for 213,914 Common Shares on November 13, 2020 at an exercise price of C$0.63. These options expire on November 13, 2025.

Share Ownership Guidelines for Non-Executive Directors

Our non-executive directors also are encouraged to have a significant long-term financial interest in the Company. In 2009, the Compensation Committee recommended, and Board of Directors adopted, a resolution requiring mandatory minimum share ownership by the non-executive directors to encourage the alignment of their interests with those of our shareholders. Thereafter, non-executive directors were required to invest an amount equal to the non-executive director’s annual retainer in shares or securities redeemable into shares on or before the later of (i) December 31, 2013, (ii) the fifth anniversary of the non-executive director’s election or appointment, or (iii) the fifth anniversary of the most recent annual retainer increase. The retainer amount was to be calculated using the amount of the annual retainer at the later of (i) January 1, 2009, (ii) the date of the non-executive director’s election or appointment, or (iii) the date of the most recent annual retainer increase.

As discussed above under the heading “Share Ownership Guidelines,” in 2012 the Compensation Committee recommended, and the Board of Directors approved, Share Ownership Guidelines which provide greater detail concerning these ownership requirements. Additionally, the Board approved a recommendation that the share ownership requirement be adjusted with respect to the non-executive directors, to require each to acquire and own three times their annual retainer. All non-executive directors meet the Share Ownership Guidelines or are on-track to meet the Share Ownership Guidelines within the prescribed timeframes.

Outstanding Equity Awards at December 31, 2020

	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options	Option exercise price	Option expiration	Value of unexercised in-the-money options	Number of shares or units of shares that have not vested	Market or payout value of share-based awards that have not vested
Name	(#)	(C$)	date	($)	(#)	($)
W. William Boberg	128,000	0.73	12/16/21	31,166
	120,000	0.90	12/15/22	13,195
	55,653	0.93	08/20/23	4,808
	50,527	0.91	12/14/23	5,159
	193,574	0.79	11/05/24	38,009
	213,914	0.63	11/13/25	68,885
			11/05/21		48,394	39,530
			11/13/22		53,479	43,684
Rob Chang	200,000	0.77	03/30/23	42,413
	55,653	0.93	08/20/23	4,808
	50,527	0.91	12/14/23	5,159
	193,574	0.79	11/05/24	38,009
	213,914	0.63	11/13/25	68,885
			11/05/21		48,394	39,530
			11/13/22		53,479	43,684
James M. Franklin	128,000	0.73	12/16/21	31,166
	120,000	0.90	12/15/22	13,195
	55,653	0.93	08/20/23	4,808
	50,527	0.91	12/14/23	5,159
	193,574	0.79	11/05/24	38,009
	213,914	0.63	11/13/25	68,885
			11/05/21		48,394	39,530
			11/13/22		53,479	43,684
Gary C. Huber	128,000	0.73	12/16/21	31,166
	120,000	0.90	12/15/22	13,195
	55,653	0.93	08/20/23	4,808
	50,527	0.91	12/14/23	5,159
	193,574	0.79	11/05/24	38,009
	213,914	0.63	11/13/25	68,885
			11/05/21		48,394	39,530
			11/13/22		53,479	43,684
Thomas H. Parker	128,000	0.73	12/16/21	31,166
	120,000	0.90	12/15/22	13,195
	55,653	0.93	08/20/23	4,808
	50,527	0.91	12/14/23	5,159
	193,574	0.79	11/05/24	38,009
	213,914	0.63	11/13/25	68,885
			11/05/21		48,394	39,530
			11/13/22		53,479	43,684
Kathy E. Walker	200,000	0.73	09/07/22	48,696
	120,000	0.90	12/15/22	13,195
	55,653	0.93	08/20/23	4,808
	50,527	0.91	12/14/23	5,159
	193,574	0.79	11/05/24	38,009
	213,914	0.63	11/13/25	68,885
			11/05/21		48,394	39,530
			11/13/22		53,479	43,684

The non-executive directors are eligible to receive grants of options and RSUs at the discretion of the Board, and did so in 2020 as indicated in the following table:

Incentive Plan Awards - Value Vested or Earned During the
Financial Year Ended December 31, 2020
	Option-based Awards		Share-based Awards		Non-equity incentive plan compensation
Name	Number of Securities Underlying Options Vested (#)	Value vested during the year ($)	Number of Shares or Units of Shares Vested (#)	Value vested during the year ($)	Value earned during the year ($)
W. William Boberg	140,365	Nil	26,546	15,119	Nil
Rob Chang	166,232	Nil	26,546	15,119	Nil
James M. Franklin	140,365	Nil	26,546	15,119	Nil
Gary C. Huber	140,365	Nil	26,546	15,119	Nil
Thomas H. Parker	140,365	Nil	26,546	15,119	Nil
Kathy E. Walker	208,365	Nil	26,546	15,119	Nil

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Ur-Energy Inc.:

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with U.S. generally accepted accounting principles (“US GAAP”) and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2020, we have:

●
reviewed and discussed the audited consolidated financial statements with management and the independent accountants;

●
discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

●
received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, as may be modified or supplemented, and discussed with the independent accountants the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Respectfully submitted,

The Audit Committee of Ur-Energy Inc.
Thomas Parker, Chair
Gary C. Huber
Kathy E. Walker
Rob Chang

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Introduction

Our Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. The Board has reviewed the corporate governance best practices identified in National Policy 58-201 Corporate Governance Guidelines and National Instrument 58-101 Disclosure of Corporate Governance Practices (collectively, the “CSA Guidelines”). The Board of Directors is committed to ensuring that the Company follows best practices and continues to develop and enhance such practices.

Board Mandate

The responsibility of the Board of Directors is to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. Our Board establishes overall policies and standards for the Company and is engaged in company-wide risk management oversight. When premised upon a reasonable basis, the directors are entitled to rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each, which are reviewed on a regular basis.

The Board of Directors does not currently have a written mandate or a written description for the Chairman of the Board or the Chief Executive Officer. In discharging its responsibility, the Board routinely reviews the performance and responsibilities of the Chief Executive Office. Further, the Board oversees and reviews the development and implementation of the following significant corporate plans and initiatives:

●
the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related, cyber-security or otherwise;

●
the Company’s strategic planning and budgeting process;

●
succession planning and determination of relative strengths of existing management including the needs to ensure sufficient depth of management, including appointing, developing and monitoring senior management of the Company;

●
shareholder communications, as well as public communications policies and continuous disclosure record of the Company;

●
analysis and approval of significant acquisitions and dispositions of mineral properties or other Company assets; and

●
monitoring the integrity of the Company’s internal controls and management information systems.

When needed, the Board of Directors recruits possible directors from contacts within the mining industry or other strategic areas that will complement the knowledge and depth of the Board. Currently, the Board has determined that seven directors is an appropriate number of directors to oversee and provide guidance to management on the business and affairs of the Company, which is accomplished with the existing members of the Board. However, the Board continues to evaluate its size in conjunction with the further development of our operations and possible growth or other strategic decisions of the Company.

New directors who join the Board of Directors are provided with the opportunity to meet with the other directors prior to joining the Board. Upon joining the Board, a basic orientation of the Company, the Board of Directors, and the committees of the Board is provided to a new director. All material relationships and agreements, technical reports, and recent continuous disclosure filings are provided and reviewed. In addition, new directors have the opportunity to attend Committee meetings by invitation and to meet with management of the Company to have a better understanding of the business of the Company and its operations.

Directors are encouraged to participate in corporate governance, executive and director compensation and other education courses that will assist them in their role as directors of the Company or on various committees and enhance stakeholder confidence. Additionally, our management makes use of a variety of other online governance and board-related resources for the benefit of the Board.

Throughout the year, directors were provided with regulatory and legal updates on several topics germane to the responsibilities of the Board and standing committees. In 2020, this included updates on state and federal regulatory guidance and rulemakings, as well as legislative updates arising as a result of the COVID-19 pandemic. Additionally, as in years past, updates included cyber and data security (including additional threats during the pandemic); key accounting considerations; risk assessment; corporate governance and disclosure of corporate governance practices, executive and director compensation, and Canadian and U.S. securities law and other legal developments. Updates also were provided to the Board with respect to issues affecting our operations and the further development of our business (e.g., federal and state rulemakings and proposed legislation related to mining, taxation and other matters), the Working Group Report and subsequent efforts to implement its recommendations, including the amendment of the Russian Suspension Agreement and Congressional appropriations for the establishment of the national uranium reserve. Additionally, our Board members – who are all knowledgeable about the nuclear industry as well as uranium mining – are provided with routine market and industry updates. These updates and routine access to our management permit all directors to remain aware of important developments and issues in the context of our business and the uranium market.

Board Composition – Including Diversity, Tenure and Outlook on Set Retirement Age

The Board of Directors is composed of seven directors. Upon the recommendation of the Corporate Governance and Nominating Committee, our Board of Directors has nominated all current directors: Jeffrey T. Klenda, James M. Franklin, W. William Boberg, Thomas H. Parker, Gary C. Huber, Kathy E. Walker and Rob Chang. All directors are elected annually. The Corporate Governance and Nominating Committee regularly reviews the profile of the Board members, including the average age and tenure. The Committee has not established a retirement age for the members of the Board, nor a limitation of term of service. These restrictions are considered from time to time by the Committee, including most recently in December 2020.

The Committee prefers that directors, without regard to their age, are rigorously evaluated on their attendance and contributions to the business of the Board and Company. This scrutiny arises in annual reviews and assessments of the Board constitution as well as the composition of each standing committee of the Board. Our industry and, specifically, our operations are highly technical, and the Board considers it critical to retain the knowledge base on our Board while we continue to advance operations at Lost Creek and plan for the further development and permitting of Shirley Basin. With the refreshment of our board membership with the addition of Ms. Walker and Mr. Chang, we have reconstituted our Board committees to best utilize the expertise of our directors (e.g., additional finance and energy sector experience to assist us with strategic planning). The presence of Ms. Walker now reflects approximately 14% female representation on our Board. We have a 14% representation of visible minorities on our Board, as defined by the Employment Equity Act (Canada). Our board’s diversity members, therefore, represent approximately 29%.

All of our directors have C-suite experience or, in the case of Dr. Franklin’s service to the Canadian government, the equivalent thereof. Four of our seven directors, Drs. Franklin and Huber, and Messrs. Parker and Boberg have professional and technical expertise in geology, engineering and mining operations. For more than a decade, Dr. Franklin has been integral to our Board, as its lead technical expert, including chairing the HSE & Technical Committee since its inception in 2008. Mr. Boberg, as a director since 2006 and for four and a half years as President and CEO of the Company, has contributed his technical expertise with respect to roll-front uranium deposits like Lost Creek, beginning with the acquisition of Lost Creek in 2005 through to steady state operations. Mr. Parker has decades of experience in executive management positions at operating mining companies, and has lent that expertise to his role as a member of the HSE & Technical Committee, and more recently as our Lead Director. Dr. Huber contributes his dual expertise in financial matters and geology gained in management roles of both private and public natural resource companies at various stages of development. Meanwhile, Mr. Klenda has well over a decade invested as a Board member, as the Company explored, permitted, developed, constructed and now is operating the Lost Creek facility. Mr. Klenda has been responsible for the equity and debt financing of the Company from inception to date, as well as leading the Company’s management as our CEO (and, previously, as Executive Director). Collectively, the vast knowledge specific to the Lost Creek project, as well as the uranium industry and market, has been gained through the years of dedication and service to the Board and the Company. This continuity has been important to our development from a uranium explorer into a uranium producer, and in some ways is even more valuable as the company navigates the current challenges of the industry. We believe that implementing a restriction on tenure or a strictly-enforced retirement age would unnecessarily deprive the Company of these contributions and knowledge. Meanwhile we have been able to refresh our board and further diversify the skill sets of our Board as Ms. Walker and Mr. Chang joined the Board. At April 13, 2021, the average age of our current directors is approximately 68; the average tenure of our current directors is approximately 10.7 years.

As described in Proposal No. 1, above, the Corporate Governance and Nominating Committee and our Board of Directors have determined that our directors should possess minimum qualifications including high personal and professional ethics; a commitment to the long-term interests of our shareholders, demonstrated through service, risk management and share ownership; sufficient time to commit to fulfill duties as a director, including membership on standing committees as requested; active engagement and participation in the meetings of the Board, Board committees on which the member serves and on special projects as may be requested; financial literacy as would be required for service on our Audit Committee; and broad experience in business and/or experience in government, as well as education and technical expertise.

Our seven directors, at April 13, 2021, include Jeffrey T. Klenda, Chairman of the Board of Directors; James M. Franklin; W. William Boberg; Thomas H. Parker, our Lead Director; Gary C. Huber; Kathy E. Walker; and Rob Chang, about whom residency, age, principal occupation and years of service as a member of our Board follows here:

Name (Age) and Residency	Position with Company and Principal Occupation Within the Past Five Years	Service as a Director
Jeffrey T. Klenda (64) Colorado, USA	Chair and Chief Executive Officer (formerly, Chair and Executive Director)	August 2004 – present

James M. Franklin (78) Ontario, Canada	Director Consulting Geologist/Adjunct Professor of Geology Queen’s University, Laurentian University and University of Ottawa	March 2004 – present

W. William Boberg (81) Colorado, USA	Director Presently Retired (2011) Mining Company Executive	January 2006 – present

Thomas Parker (78) Montana, USA	Lead Director Presently Retired (2012) Mining Company Executive	July 2007 – present

Gary C. Huber (69) Colorado, USA	Director Presently Retired (2012) Mining Company Executive	May 2015 – present

Kathy E. Walker (62) Kentucky, USA	Director Coal trader/Business owner Director, eKentucky Advanced Manufacturing Institute	September 2017 – present

Rob Chang (43) Ontario, Canada	Director Chief Executive Officer Chief Financial Officer / Financial Research Analyst	March 2018 – present

Service on Additional Boards

Dr. Franklin is a director of Gold79 Mines Ltd. (since October 2003), and of Nuinsco Resources Ltd. (since June 2018). Mr. Boberg is a director of Gold79 Mines Ltd. (since June 2008). Mr. Chang is a director of Fission Uranium Corp. (since April 2018) and Shine Mineral Corp. (since November 2018).

Board Independence

Messrs. Parker, Boberg and Chang, Drs. Franklin and Huber, and Ms. Walker are independent directors as determined in accordance with Canadian and U.S. securities laws and the rules of the NYSE American. In determining whether a director is independent, the Board of Directors considers the specific circumstances of a director and the nature, as well as materiality, of any relationship between the director and Ur-Energy.

Committee Membership

During 2020, our directors provided expertise to our Board committees as follows:

Independent Board Members	Committees/Memberships
	Audit	Compensation	Corporate Governance / Nominating	Treasury and Investment(1)	Health, Safety and Environment (HSE) & Technical
Thomas H. Parker (Lead Director)	Chair			Chair	♦
James M. Franklin		♦	♦		Chair
W. William Boberg			♦		♦
Gary C. Huber	♦	Chair	Chair		♦
Kathy E. Walker	♦			♦
Rob Chang	♦	♦	♦

(1)
Roger Smith, CFO of the Company, serves as a non-director member of the Treasury and Investment Committee.

Family Relationships

None of our directors is related to any of our executive officers.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders or Bankruptcies

None of the directors or officers of the Company is, or has been within the ten years before the date of this Circular, a director or officer of any other issuer that, while that person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any statutory exemptions under Canadian or U.S. securities legislation for a period of more than 30 consecutive days or was declared bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that company.

Penalties or Sanctions

None of the directors or officers of the Company has been subject to any penalties or sanctions imposed by a court relating to Canadian or U.S. securities legislation or by a Canadian or U.S. securities regulatory authority or has entered into a settlement agreement with a Canadian or U.S. securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

None of the directors, or officers, of the Company has, during the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or has been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of the director or officer.

Leadership Structure and Board’s Role in Risk Oversight

Mr. Klenda became our Chairman and Executive Director in 2006. He assumed the role of Acting Chief Executive Officer in May 2015, and thereafter was named President and Chief Executive Officer in December 2016. He remains the Chairman of our Board. Because of Mr. Klenda’s role from the inception of the Company, our Corporate Governance and Nominating Committee considered, from time to time, the functions customarily assigned to a director serving in the role of an independent lead director.

In December 2014, at the conclusion of our first full year of operations at our Lost Creek Mine, the Corporate Governance and Nominating Committee determined that establishment of the role of lead director of our Board of Directors would enhance the communications within the Board, among its committees, and with management. The Committee recommended and the Board approved a policy statement for such an independent lead director’s position at any time that the chairman of the Board is not an independent director. In that event, under the adopted policy, the Corporate Governance and Nominating Committee may suggest an independent director to serve as lead independent director (“Lead Director”), who shall be approved by a majority of the independent directors. In December 2014, Mr. Parker was approved by a majority of the independent directors to serve as the Lead Director of our Board and continues to serve in that role to date.

Pursuant to the policy statement approved by the full Board, the responsibilities of the Lead Director include:

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When necessary, act as the principal liaison between the independent directors and the Chairman of the Board and Chief Executive Officer;

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Call and chair, at least annually, a meeting of the independent directors;

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Preside at meetings of the Board of Directors where the Chairman of the Board is not available or where the Chairman has stated a real or perceived conflict of interest concerning a matter before the Board; and

●
During merger or acquisition discussions or activities, be advised by management at early-stage discussions, and chair any Board appointed special committee composed of independent directors to review and make recommendations regarding the proposed transaction, subject to any conflict of interest which would require the appointment of a different lead independent director being approved by a majority of the independent directors for such specified purpose.

Further, the policy statement provides that the Lead Director shall serve until such time as he or she ceases to be a director, resigns as Lead Director, is replaced as Lead Director by a majority of the independent directors, or is replaced by an independent Chairman of Board elected by a majority of the independent directors of the Board. The performance of a Lead Director is to be reviewed annually as a part of the normal Board evaluation process. Mr. Parker’s performance as Lead Director has been reviewed annually, most recently in December 2020.

The Board oversees the risks involved in our operations as part of its general oversight function, integrating risk management into the Company’s compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee, the Compensation Committee and the Technical Committee have certain specific responsibilities relating to risk management. Among other things, the Audit Committee addresses risk assessment and risk management, and reviews major risk exposures (whether financial, operating, cyber-security or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, mitigating, managing and reporting such exposures. When recommending to the Board appropriate compensation for executive officers, the Compensation Committee considers the nature, extent and acceptability of risks that the executive officers may be encouraged to take by any incentive compensation. The Compensation Committee also oversees human resources and talent management risks, succession risk and planning. The HSE & Technical Committee continues with its role of overseeing our mineral resources and related operational risks, and now with ongoing operations at Lost Creek, oversees health, safety and environmental risks. The Board also satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from executive officers responsible for oversight of particular risks within the Company.

Majority Voting Policy

The Company has adopted a majority voting policy for the election of directors at uncontested meetings which can be viewed on our website at https://www.ur-energy/investors/corporate-governance/governance-documents. The policy provides that, in an uncontested election, each director must be elected by a majority of the votes cast with respect to that director’s election. Votes will not be deemed cast if no authority or discretion is given (for example, a broker non-vote). If a director does not receive a majority (50% + 1) of the votes cast as to his or her election, the candidate will forthwith submit to the Board a notice of resignation and shall not participate in any meeting of the Board or any of its committees while the resignation is considered. The Corporate Governance and Nominating Committee will expeditiously consider the candidate’s resignation and make recommendation to the Board whether to accept it. In considering the candidate’s resignation, the Committee and the Board shall only refuse to accept such resignation if there are exceptional circumstances.

Code of Ethics and Other Policies

We have adopted a Code of Ethics (“Code”) which applies to our principal executive officer, principal financial officer, principal accounting officer or controller and others performing similar functions. The Code has been filed on Form 8-K and is available on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/. The Code is designed to reasonably deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of the violations of the Code; and adherence to the Code. We intend to disclose any amendment or waiver (including any implicit waiver) of the Code on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/ within four business days following such amendment or waiver. Since its adoption, there have been no waivers of the Code.

We also have adopted a Code of Business Conduct and Ethics which applies to all employees, officers and directors, which also may be accessed on our website. Both the Code and the Code of Business Conduct and Ethics are reviewed routinely, most recently in December 2020. We maintain a separate Whistleblower Policy statement as a part of our Whistleblower Program. The policy provides a link to the provider’s confidential reporting website, which is also found on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/. The link and other program information also is available to our employees on an internal Company intranet site.

Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities

We have also adopted various policies related to trading restrictions, disclosure requirements and confidentiality obligations which have been amended and restated from time to time, most recently amended effective December 16, 2016. The Corporate Governance and Nominating Committee oversees the implementation and compliance of these policies, which are set out in the “Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities,” and are available on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/. All directors, officers and employees of the Company are expected to be familiar with and adhere to the policies.

Gender Diversity Policy and Diversity Reporting

In 2014, the Board of Directors adopted a Gender Diversity policy by which the Company seeks to encourage the identification, recruitment, development and, ultimately, retention of talented women at all levels including on its Board. The Board believes that a board made up of highly-qualified directors, from diverse backgrounds, promotes better corporate governance and improves business outcomes.

The inclusion of women extends to our Board composition, and consideration of the level of representation by women on the Board will be an important consideration during searches for qualified new Board members as those needs may arise. The Company embraces the proposition that more women on boards is advantageous. We remain duty bound to recruit and invest in the best available talent based upon education, experience and personal skills and qualities. Although the Board is not at this time endorsing a quota or target, it does commit to seeking and having increasing representation of women on the Board, in executive management and throughout the Company. We were fortunate in 2017 to have Kathy Walker join our Board. Her presence now reflects approximately 14% female representation on our Board. As set forth above, we also have a 14% representation of visible minorities on our Board.

There has not been systemic consideration of the effectiveness or measures taken under the policy. However, as additional refreshment of the Board may occur and/or additional expansion is contemplated, the Governance Committee will continue to review additional qualified female candidates who have been placed before it, and will continue to review the qualifications of those, and all, candidates brought forward for consideration.

The Company has one female executive officer, Penne Goplerud, who has been our General Counsel and Corporate Secretary since 2011. Among our five-person management team, this is a 20% representation by women. Prior to her appointment as a member of our executive officers, Ms. Goplerud served the Company as Associate General Counsel from 2007, and as outside counsel from 2005 until she joined us in 2007 as an employee. At this time, there is no consideration for expanding our executive group. We restructured certain of our respective responsibilities in 2015 and again in 2019 when our executive group was reduced in number and we continue to find the smaller structure and size of our executive team works well, further enhances communication and facilitates other management matters.

At this time, we have not established a policy or targets for additional representation in identified diversity groups (women, visible minorities, Aboriginal, and disabled individuals) in our executive group. We have no executives who are visible minorities, Aboriginal or disabled. If and as the executive group is expanded or current members may depart and be replaced, experience, merit and skill sets must be considered foremost when candidates are evaluated, although continuing consideration will be given to diversity of all types, including experience and expertise. While certain aspects of, and areas of expertise within, our industry remain predominantly male, we remain committed to equality of opportunity and look forward to facilitating any appropriate increase in representation of women and other diverse groups in our management structure based upon merit and overall qualifications.

Meetings of the Board and Committees

The Board of Directors meets at least four times a year and more frequently if required. In 2020, the Board of Directors met seven times. Additionally, the Board of Directors took six actions by written resolutions. The Board of Directors from time to time holds a portion of its meetings when management departs and the independent directors meet in camera. Management may be asked to depart a meeting for in camera sessions at such other meetings as the independent directors deem appropriate from time to time. During 2020 the Board held three meetings during which non-director executives were excused for a portion of the meeting. Additionally, the independent directors met in camera without executive management on at least one occasion. A separate meeting of the independent directors was held in December 2020.

Board Committees

There are five permanent committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Treasury & Investment Committee and the HSE & Technical Committee. The Board of Directors may also appoint other temporary or permanent committees from time to time for particular purposes.

The following sets out a summary of the responsibilities and activities of the Board Committees and the Report of the Audit Committee. The charters of each of the permanent standing committees may be found on our website https://www.ur-energy/investors/corporate-governance/.

Audit Committee

The Audit Committee assists the Board of Directors in carrying out its responsibilities relating to corporate accounting and financial reporting practices, as well as oversight of internal controls, and the Whistleblower Program. The duties and responsibilities of the Audit Committee include the following:

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reviewing for recommendation to the Board of Directors for its approval the principal documents comprising our continuous disclosure record, including interim and annual financial statements and management’s discussion and analysis;

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recommending to the Board of Directors a firm of independent auditors for appointment by the shareholders and reporting to the Board of Directors on the fees and expenses of such auditors. The Audit Committee has the authority and responsibility to select, evaluate and, if necessary, replace the independent auditor. The Audit Committee has the authority to approve all audit engagement fees and terms and the Audit Committee, or a member of the Audit Committee, must review and pre-approve any non-audit services provided to the Company by our independent auditor and consider the impact on the independence of the auditor;

●
reviewing periodic reports from the Chief Financial Officer;

●
discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response; and

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establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including through the Whistleblower Program.

The Audit Committee maintains direct communication during the year with our independent auditor and with our executive officers and other personnel responsible for accounting and financial matters.

During 2020, the members of the Audit Committee were Thomas Parker (Chair), Gary Huber, Kathy Walker and Rob Chang. The members of the Audit Committee were in 2020, and are currently, independent directors pursuant to National Instrument 52-110 Audit Committees (“NI 52-110”) and the listing standards of the NYSE American. Each of the members is financially literate as defined in NI 52-110 and financially sophisticated under the NYSE American rules. The Audit Committee has confirmed each member as an “audit committee financial expert” as that term is currently defined by the rules of the SEC.

During 2020, the Audit Committee met five times, and took one action by written resolution. The activities of the Audit Committee over the past year included the following:

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review of our annual financial statements and management’s discussion and analysis prior to filing with the regulatory authorities;

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review of our quarterly interim financial statements and management’s discussion and analysis prior to filing with regulatory authorities;

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review of periodic reports from the Chief Financial Officer;

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review of applicable corporate disclosure reporting and control processes, including Chief Executive Officer and Chief Financial Officer certifications;

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review of reports from our external firm for testing of internal controls;

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review Audit Committee governance practices to ensure its terms of reference incorporate all regulatory requirements;

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oversee the Company’s Whistleblower Program, including training regarding the program;

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assess and manage risk, including those risks presented by cyber-security and related threats, including receiving presentations on management of these threats;

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received presentations on new regulatory matters and accounting pronouncements;

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review of the Audit Committee Charter; and

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review of the engagement letter with the independent auditors and annual audit fees prior to approval by the Board of Directors, as well as pre-approving non-audit services and their cost prior to commencement.

The Audit Committee has recommended to the Board of Directors that Ur-Energy shareholders be requested to re-appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the independent auditor for 2021.

The Audit Committee reviews its charter on a yearly basis and did so most recently on December 10, 2020. The Committee’s charter was last substantively amended in 2016. The qualifications of each of the members of the Audit Committee are set forth above as a part of Proposal No. 1.

Compensation Committee

The Compensation Committee assists the Board of Directors in carrying out its responsibilities relating to personnel matters, including performance, compensation and succession. The Compensation Committee establishes annual objectives against which to assess members of management including the Chief Executive Officer. The Committee reviews and makes recommendations to the Board with respect to employee and consultant compensation arrangements including equity compensation, and makes recommendations about management succession planning. The Compensation Committee reviews its charter on a yearly basis, and did so most recently on December 10, 2020. The Committee’s charter was last substantively amended in 2018.

The Compensation Committee met formally four times in 2020. Additionally, the Committee took three actions by written resolution during 2020. Portions of meetings are conducted without management present, including specifically for the purpose of discussing the compensation of the Chief Executive Officer. Additionally, the Compensation Committee considered various matters related to the Company’s existing compensation program, executive and director compensation, share ownership guidelines for directors and executive officers (including compliance), the equity compensation plans, and presentations on trends in governance and compensation including “say on pay.” The Compensation Committee annually reviews the results of the “say on pay” vote of our shareholders. The Compensation Committee is authorized to engage, at the Company’s expense, compensation consulting firms or other professional advisors as necessary to assist in discharging its responsibilities.

During 2020, the members of the Committee were Gary Huber (Chair), James Franklin and Rob Chang. The members of the Compensation Committee were in 2020, and are currently, independent under applicable law and the rules of the NYSE American. As well, at least two members of the Committee (all three, currently) qualify as “outside” directors within the meaning of U.S. Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act, as amended. The qualifications of each of the members of the Compensation Committee are set forth above as a part of Proposal No. 1.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee assists the Board of Directors with determining the director nominees for election to the Board, recommending candidates to fill vacancies, other succession planning, the composition of the committees of the Board and monitoring compliance with corporate governance regulatory requirements. In performing its duties, the Committee will review and consider director nominees recommended by shareholders. The Committee also conducts Board member evaluations and evaluation of the Lead Director on an annual basis, while considering the overall composition and appropriate size of the Board.

The Corporate Governance and Nominating Committee reviews its charter on a yearly basis, and did so most recently on December 10, 2020. The Committee’s charter was last substantively amended in 2017.

During 2020, the members of the Committee were Gary Huber (Chair) James Franklin, William Boberg and Rob Chang. The Corporate Governance and Nominating Committee met twice during 2020 and took one action by written resolution. The members of the Corporate Governance and Nominating Committee were in 2020, and are currently, independent under the rules of the NYSE American. The qualifications of each of the members of the Corporate Governance and Nominating Committee are set forth above as a part of Proposal No. 1.

During 2020, the Corporate Governance and Nominating Committee received a presentation about the Company’s directors’ and officers’ liability program and insurance coverage; and reviewed corporate policies including the Code of Ethics, Whistleblower Policy, and Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities. The Committee also considers the Company’s risks and risk management.

Treasury & Investment Committee

The Treasury & Investment Committee assists the Board of Directors by centralizing for oversight all treasury activities of the Company, insofar as practical, and coordinating our banking, cash management, investment and funding arrangements. The Committee also formulates and implements the Treasury and Investment Policy, reviewing it from time to time. The Committee’s charter, as last substantively amended in 2014, provides that the Committee consist of the Chief Financial Officer and at least two independent members of the Board of Directors. The Committee reviews its charter on an annual basis, and did so most recently on December 10, 2020.

During 2020, the members of the Treasury & Investment Committee were Thomas Parker (Chair), and Kathy Walker, and our Chief Financial Officer, Roger Smith. The Treasury & Investment Committee met twice during 2020 and took action by written resolution one time.

HSE & Technical Committee

The Health, Safety and Environment & Technical Committee (the “HSE & Technical Committee”) assists the Board of Directors with reserve and resource matters relating to our mineral properties; technical matters relating to our exploration, development, permitting, construction, operations, reclamation and restoration activities; health, safety and environmental matters relating to our operations and activities; and compliance with legal requirements relating to reserve and resource matters, technical matters, and health, safety and environmental matters. The Committee’s charter is reviewed annually, including most recently on December 10, 2020.

The members of the HSE & Technical Committee are James Franklin (Chair) (Professional Geologist), William Boberg (Professional Geologist), Thomas Parker (Professional Engineer), and Gary Huber (Professional Geologist). The members of the Committee are not required to be independent. Currently, however, all members are independent. There are several members of executive management who routinely participate in the Committee meetings. Because of the significance of the physical and environmental safety and operational matters overseen by the Committee, a standing invitation has been extended by the Committee for all directors and executive officers to attend the Committee’s meetings. We continued this practice in 2020, and all non-Committee directors attended each meeting.

In recent years, the HSE & Technical Committee has conducted certain of its reviews by means of informal meetings, including in-house technical sessions at the Lost Creek site. In 2020, with operations continuing on a controlled, lower production rate and in recognition of precautions and travel restrictions imposed due to the COVID-19 pandemic, the HSE & Technical Committee did not travel to Lost Creek. A broad reaching operational working session was held in lieu of the onsite technical session.

The Committee held four formal meetings during 2020. The Committee received routine presentations throughout the year on technical, operational, safety and environmental matters at Lost Creek.

Summary of Memberships on Permanent Committees and Record of Attendance for 2020

During the year ended December 31, 2020, the Board of Directors and its permanent committees met as follows:

Board of Directors	7 (1)
Audit Committee (“AC”)	5
Compensation Committee (“CC”)	4
Corporate Governance and Nominating Committee (“CGN”)	2
HSE & Technical Committee (“HSE&TC”)	4
Treasury & Investment Committee (“TIC”)	2
Total number of meetings held	24

(1)
In addition to the seven meetings held by the Board of Directors, six actions were taken by resolution in writing.

During 2020, our directors had 100% attendance at scheduled Board and assigned Committee meetings as set forth below, and Roger Smith, CFO of the Company, who serves as a member of the Treasury and Investment Committee, also had 100% attendance.

	Board Meetings	Committee Meeting Memberships and Meetings Attended
Director	Attended	AC	CC	CGN	TIC	HSE&TC
Jeffrey T. Klenda	7/7	-	-	-	-	-
James M. Franklin	7/7	-	4/4	2/2	-	4/4
W. William Boberg	7/7	-	-	2/2	-	4/4
Thomas H. Parker	7/7	5/5	-	-	2/2	4/4
Gary C. Huber	7/7	5/5	4/4	2/2	-	4/4
Kathy E. Walker	7/7	5/5	-	-	2/2	-
Rob Chang	7/7	5/5	4/4	2/2	-	-

Board Attendance at Shareholder Meeting

It has been the Company’s practice and expectation that its directors attend the annual shareholders’ meetings. Last year, all seven of our directors attended the annual and special meeting of shareholders. Because of the COVID-19 related gathering and travel restrictions in place at the time of our meeting in 2020, we held an in-person meeting, with participation by our directors being facilitated through a teleconference / webcast platform.

Shareholder Feedback

The Board of Directors believes that management should speak for the Company in its communications with shareholders and others in the investment community and that the Board of Directors should be satisfied that appropriate investor relations programs and procedures are in place. The Board of Directors has approved these policies including the designation of spokespersons in behalf of the Company from time to time. The Board of Directors regularly reviews the Company’s major communications with shareholders and the public, including continuous disclosure documents and periodic press releases in accordance with the Company’s policies.

Shareholder Communication with the Board

We believe that it is important to maintain good shareholder relations. The Board of Directors will give appropriate attention to all written communications that are submitted by shareholders. Any shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Corporate Secretary of the Company by email to legaldept@Ur-Energy.com or by mail to Ur-Energy Inc. Board of Directors, c/o Corporate Secretary, 10758 West Centennial Road, Suite 200, Littleton, Colorado, USA 80127. All communications shall state the type and amount of the Company’s securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Corporate Secretary shall forward all such communications to the Board or the specific committee, as appropriate.

Expectations of Management

The Board of Directors believes that it is appropriate for management to be responsible for the development of long-term strategies for our Company. Meetings of the Board of Directors are held, as required, to specifically review and deal with long-term strategies of the Company as presented by senior members of management.

The Board of Directors appreciates the value of having its executive officers attend board meetings to provide information and opinions to assist the Directors in their deliberations. The Chair, in consultation with the Chief Financial Officer and Corporate Secretary, arranges for the attendance of executive officers for consultation including technical presentations at Board meetings.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

At no time since the beginning of the Company’s last financial year was any director, executive officer, proposed nominee for election as a director, or any of their respective associates, indebted to the Company or any of its subsidiaries, nor was the indebtedness of any such person to another entity the subject of any guarantee, support agreement, letter of credit or similar arrangement provided by the Company or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers has had any material interest, direct or indirect, in any material transaction since the incorporation of Ur-Energy or in any proposed transaction which has or may materially affect Ur-Energy.

As discussed in their biographies set forth herein, certain of our directors and/or officers are also directors and/or officers of one or more other mining or natural resources companies. Our directors and officers are also in many cases shareholders of one or more mining or natural resources companies. Consequently, there exists the possibility for such directors and/or officers to be in a position of conflict. While there is a potential for conflicts of interest to arise in such situations, that potential is minimized because of the nature of these other companies in other areas of mineral resources and precious metals. Any decision made by any of these directors and/or officers will be made in accordance with their duties and obligations to deal fairly and in good faith with Ur-Energy and such other companies. In addition, at meetings of the Board, any director with an interest in a matter being considered will declare such interest and refrain from voting on such matter.

The Audit Committee is charged with reviewing and approving in advance any transaction with any “related person,” as that term is defined under applicable U.S. securities laws. Except as previously disclosed, there have been no transactions between the Company and any “related person” since the beginning of the Company’s last fiscal year that would be required to be disclosed under applicable U.S. securities laws.

HOUSEHOLDING

The bank, broker or other nominee for any shareholder who is a beneficial owner, but not the record holder, of the Company’s Common Shares may deliver only one copy of the Circular to multiple shareholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Circular to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders who wish to receive a separate copy of the Circular now, or a separate copy of the Notice of Internet Availability or Circular in the future, should write to us at: Ur-Energy Inc., 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of the Circular and wish to receive a single copy of the Notice of Internet Availability or Circular in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all shareholders at the shared address in the future.

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

Additional financial information for the Company is available in the Company’s audited consolidated financial statements for the year ended December 31, 2020 and related management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2020, included in the Annual Report on Form 10-K which has been filed with the SEC at https://www.sec.gov/edgar.shtml, and with Canadian securities regulators at https://sedar.com.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s 2020 Annual Report on Form 10-K for the year ended December 31, 2020 may be accessed at https://www.sec.gov/edgar.shtml.

SHAREHOLDER PROPOSALS

All proposals of the Company’s shareholders intended to be presented at the Company’s annual meeting of shareholders in 2022 must meet the requirements set forth in Section 137 of the Canada Business Corporations Act (CBCA) and Rule 14a-8 of the Exchange Act. Pursuant to the CBCA, proposals must be received by the Company’s Corporate Secretary no later December 22, 2021 in order to be included in the Management Proxy Circular for the Company’s 2022 annual meeting. The Company’s next annual meeting of shareholders is planned for May 2022.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our Management Proxy Circular for our 2022 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than March 7, 2022. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

AVAILABILITY OF DOCUMENTS

Upon request made to the Corporate Secretary of Ur-Energy at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 or by email at legaldept@Ur-Energy.com (Telephone: +1 720-981-4588 ext. 250), the Corporate Secretary will provide to any shareholder of the Company entitled to vote at the Annual Meeting, free of charge, by first class mail within one business day of receipt of written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (including exhibits) as filed with the SEC and with the Canadian securities authorities. Due to current remote-work restrictions, we may be able to respond to your request more quickly by email request and response.

OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the Meeting. If other matters are presented properly to the shareholders for action at the Meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the Common Shares represented by such proxy are entitled to vote.

There have been no other proposals made by shareholders for consideration at this Meeting, nor are there any other proposals to be addressed at the Meeting but not included in this Circular.

APPROVAL

The contents and mailing of this Circular have been approved by the Board of Directors of the Company.

You are urged to promptly complete, sign, date and return your proxy, or to vote online or by telephone as set forth above. You may revoke your proxy at any time before it is voted. If you attend the Meeting in person, and you are a Registered Shareholder, you may vote your shares at the time of the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jeffrey T. Klenda
Jeffrey T. Klenda, Chairman

SCHEDULE A

A-1

Ur-Energy Inc.

Amended and Restated Restricted Share Unit and Equity Incentive Plan

Originally Effective May 7, 2010

As amended and restated on April 13, 2021

Table of Contents

ARTICLE 1 GENERAL PROVISIONS		1
1.1	Purpose	1
1.2	Definitions	1
1.3	Effective Date	3
1.4	Governing Law; Subject to Applicable Regulatory Rules	3
ARTICLE 2 ELIGIBILITY AND PARTICIPATION		3
2.1	Eligibility	3
2.2	Rights Under the Plan	4
2.3	Copy of Plan	4
2.4	Limitation on Rights	4
2.5	Grant Agreements	4
2.6	Maximum Number of Common Shares	4
ARTICLE 3 RESTRICTED SHARE UNITS		4
3.1	Grant of Restricted Share Units	4
3.2	Redemption of Restricted Share Units	4
3.3	Payment of Dividend Equivalents	5
3.4	Offer for Common Shares – Change of Control	5
ARTICLE 4 PERFORMANCE SHARE UNITS		5
4.1	Grant of Performance Share Units	5
4.2	Settlement of Earned Performance Share Units	5
4.3	Payment of Dividend Equivalents	6
4.4	Termination of Employment	6
4.5	Change of Control	6
ARTICLE 5 DIRECT SHARE ISSUANCES		6
5.1	Direct Share Issuances	6
5.2	Vesting	7
5.3	Termination of Employment	7
5.4	Change in Control	7
ARTICLE 6 EVENTS AFFECTING ENTITLEMENT		7
6.1	Termination of Employment or Election as a Director	7
6.2	Death	8
6.3	No Grants Following Last Day of Active Employment	8
ARTICLE 7 ADMINISTRATION		8
7.1	Adjustments	8
7.2	Compliance with Tax Requirements	9
7.3	Transferability	9
7.4	Administration	9
7.5	Records	10
7.6	Statements	10
7.7	Legal Compliance	10
ARTICLE 8 AMENDMENT AND TERMINATION		10
8.1	Amendment	10
8.2	Termination of Plan	11
ARTICLE 9 GENERAL		11
9.1	Rights to Common Shares	11
9.2	No Right to Employment	11
9.3	Right to Funds	11
9.4	Successors and Assigns	11
9.5	Severability	12
9.6	Code Section 409A	12

ARTICLE 1
GENERAL PROVISIONS

1.1          Purpose

This Amended and Restated Restricted Share Unit and Equity Incentive Plan is established as a vehicle by which equity-based incentives may be awarded to retain employees, to recognize and reward their significant contributions to the long-term success of the Corporation including to align the employees and directors interests more closely with the shareholders of the Corporation.

1.2          Definitions

As used in the Plan, the following terms have the following meanings:

(a)
“Award” means the grant of a Restricted Share Unit award, a Performance Share Unit award, or a Direct Share Issuance under the Plan.

(b)
“Board” means the Board of Directors of the Corporation;

(c)
“Change of Control” includes:

(i)
the acquisition by any persons acting jointly or in concert (as determined by the Securities Act (Ontario)), whether directly or indirectly, of voting securities of the Corporation that, together with all other voting securities of the Corporation held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Corporation;

(ii)
an amalgamation, arrangement or other form of business combination of the Corporation with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination;

(iii)
the sale, lease or exchange of all or substantially all of the property of the Corporation to another person, other than in the ordinary course of business of the Corporation or to a Related Entity; or

(iv)
any other transaction that is deemed to be a “Change of Control” for the purposes of this Plan by the Board in its sole discretion;

provided, however, with respect to Section 409A Covered Awards, a transaction will not be deemed to be a Change in Control unless such transaction constitutes a “change in control event” within the meaning of Section 409A of the Code.

(d)
“Code” means the US Internal Revenue Code of 1986, as amended;

(e)
“Committee” means the Compensation Committee of the Board or such other persons designated by the Board;

(f)
“Common Share” means a common share in the capital of the Corporation;

(g)
“Corporation” means Ur-Energy Inc. and its successors and assigns;

(h)
“Direct Share Issuance” means the direct issuance of Common Shares to an Eligible Person.

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(i)
“Director” means a non-Employee director of the Board of the Corporation;

(j)
“Dividend” means a dividend declared and payable on a Common Share in accordance with the Corporation’s dividend policy as the same may be amended from time to time (an “Ordinary Dividend”), and may, in the discretion of the Committee, include a special or stock dividend (a “Special Dividend”) declared and payable on a Common Share;

(k)
“Eligible Person” means an Employee or a Director who is designated as an Eligible Person pursuant to Section 2.1;

(l)
“Employee” means an employee of the Corporation or a Subsidiary;

(m)
“Fair Market Value” means the closing price of the Common Shares on the Toronto Stock Exchange on the Business Day immediately prior to the date for which Fair Market Value is being determined, or if the shares are not listed on the Toronto Stock Exchange, then on such other stock exchange or quotation system as may be selected by the Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the Fair Market Value will be the value determined by the Committee in its sole discretion acting in good faith;

(n)
“Grant Date” means any date determined from time to time by the Committee as a date on which an Award is made to one or more Eligible Persons under this Plan;

(o)
“Officer” means a person who is an officer of the Corporation within the meaning of Section 1 of the Securities Act (Ontario).

(p)
“Performance Period” shall mean the period over which the performance goals with respect to a grant of Performance Share Units is measured.

(q)
“Performance Share Unit” means a performance-based Award that entitles the Eligible Person to receive Common Shares based on the attainment of one or more performance goals over a designated Performance Period.

(r)
“Plan” means the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan, as amended from time to time;

(s)
“Redemption Date” in respect of any Restricted Share Unit means (A) for Restricted Share Units issued prior to March 23, 2015 (the “First Amended Effective Date”), (i) 50% of such Restricted Share Unit on the first anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (ii) 50% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (B) for Restricted Shares Units issued on or after First Amended Effective Date, 100% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, unless (a) an earlier date has been approved by the Committee as the Redemption Date in respect of such Restricted Share Unit (provided, however, that the Committee shall not designate an earlier Redemption Date in respect of Section 409A Covered Awards), or (b) Section 3.4, 6.1, 6.2 or 8.2, is applicable, in which case the Redemption Date in respect of such Restricted Share Unit shall be the date established as such in accordance with the applicable Section; provided that, notwithstanding any other provision hereof, in no event will the Redemption Date in respect of any Restricted Share Unit be after the end of the calendar year which is three years following the end of the year in which services to which the grant of such Restricted Share Unit relates were performed by the Employee or Director to whom such Restricted Share Unit was granted;

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(t)
“Reorganization” means any declaration of any stock dividend (other than a Special Dividend in respect of which the Committee, in its discretion, determines that Eligible Persons are to be paid a cash amount pursuant to Section 3.3), stock split, combination or exchange of shares, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin-off or other distribution (other than Ordinary Dividends) of the Corporation assets to shareholders or any other similar corporate transaction or event which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Eligible Persons under this Plan;

(u)
“Restricted Share Unit” means one notional Common Share (without any of the attendant rights of a shareholder of such Common Share, including the right to vote such Common Share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein) credited by bookkeeping entry to a notional account maintained by the Corporation in respect of an Eligible Person in accordance with this Plan; and

(v)
“Section 409A Covered Award” means any Award granted under the Plan after the Amended Effective Date that constitutes “non-qualified deferred compensation” subject to Section 409A of the Code.

(w)
“Separation from Service” has the meaning set forth in Treasury Regulation 1.409A-1(h) applying the default rules thereunder.

(x)
“Specified Employee” means a “specified employee” within the meaning of Section 409A(a)(2)(B) of the Code using the identification methodology selected by the Corporation from time to time, or if none, the default methodology set forth in Section 409A of the Code.

(y)
“Subsidiary” has the meaning set out in the Securities Act (Ontario).

1.3 Effective Date

The Plan was originally effective May 7, 2010 with respect to the Eligible Person payable commencing in and with respect to the 2010 fiscal year. The Plan was first amended and restated effective March 23, 2015. The Plan is now amended and restated again effective April 13, 2021. No Common Shares may be issued under the Plan until and unless all required regulatory and shareholder approvals have been obtained with respect to the issuance of Common Shares hereunder.

1.4 Governing Law; Subject to Applicable Regulatory Rules

The Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The provisions of the Plan shall be subject to the applicable by-laws, rules and policies of the Toronto Stock Exchange and applicable securities legislation.

ARTICLE 2
ELIGIBILITY AND PARTICIPATION

2.1 Eligibility

This Plan applies to those Employees and Directors whom the Committee designates as eligible to receive an Award under the Plan. The Committee shall make such a designation prior to each Grant Date.

2.2 Rights Under the Plan

Subject to Article 6 and Article 7, an Eligible Person who has been granted an Award shall continue to have rights in respect of such Award until such Award has been redeemed for cash or shares in accordance with this Plan.

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2.3 Copy of Plan

The Corporation shall provide each Eligible Person with a copy of this Plan following the initial Award to such Eligible Person and shall provide each Eligible Person with a copy of all amendments to this Plan.

2.4 Limitation on Rights

Nothing in this Plan shall confer on any Employee or Director any right to be designated as an Eligible Person or to be granted an Award under the Plan. There is no obligation for uniformity of treatment of Eligible Persons or any group of Employees, Directors or Eligible Persons, whether based on salary or compensation, grade or level or organizational position or level or otherwise. An Award to an Eligible Person on one or more Grant Dates shall not be construed to create a right to an additional Award on a subsequent Grant Date.

2.5 Grant Agreements

Each Award shall be evidenced by a written agreement executed by the Eligible Person in substantially the form appended hereto or in such other form as may be approved by the Committee from time to time. An Eligible Person will not be entitled to any Award hereunder or any benefit of this Plan unless the Eligible Person agrees with the Corporation to be bound by the provisions of this Plan. By entering into an agreement described in this Section 2.5, each Eligible Person shall be deemed conclusively to have accepted and consented to all terms of this Plan and all bona fide actions or decisions made by the Committee. Such terms and consent shall also apply to and be binding on the legal representative, beneficiaries, heirs and successors of each Eligible Person.

2.6 Maximum Number of Common Shares

Notwithstanding any provision herein, the aggregate number of Common Shares which may be issuable in respect of Awards under the Plan, in combination with the aggregate number of Common Shares which may be issuable under any and all of the Corporation’s equity incentive plans in existence from time to time, including the Corporation’s Stock Option Plan 2005, as amended from time to time, shall not exceed ten percent (10%) of the issued and outstanding shares of the Corporation as at the Grant Date of each Award under the Plan or such greater number of Common Shares as shall have been duly approved by the Board and, if required by the rules or policies of the Toronto Stock Exchange or any other stock exchange on which the Common Shares of the Corporation may then be listed, by the shareholders of the Corporation. No fractional Common Shares may be issued under the Plan.

ARTICLE 3
RESTRICTED SHARE UNITS

3.1 Grant of Restricted Share Units

On each Grant Date, the Committee shall designate Eligible Persons and determine the number of Restricted Share Units, if any, to be granted to each Eligible Person in the Committee’s sole discretion.

3.2 Redemption of Restricted Share Units

(a)
Unless redeemed earlier in accordance with this Plan, the Restricted Share Units of each Eligible Person will be redeemed on or within thirty (30) days after the Redemption Date for cash or Common Shares, as determined by the Committee, for an amount equal to the Fair Market Value of a Restricted Share Unit.

(b)
If the Committee determines that any Restricted Share Units are to be redeemed for Common Shares, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a number of Common Shares equal to the Fair Market Value of the Restricted Share Units (net of any applicable statutory withholdings) that have vested on the Redemption Date.

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3.3 Payment of Dividend Equivalents

When Dividends are paid on Common Shares, an Eligible Person shall be credited with Dividend equivalents in respect of the Restricted Share Units credited to the Eligible Person’s account as of the record date for payment of Dividends. Such Dividend equivalents shall be converted into additional Restricted Share Units (including fractional Restricted Share Units) based on the Fair Market Value per Common Share on the date credited, and such new Restricted Share Units shall be paid at the same time as the Restricted Share Units to which the Dividend equivalents related.

3.4 Offer for Common Shares – Change of Control

Notwithstanding anything else herein to the contrary, in the event of a Change of Control, then the Corporation shall redeem 100% of the Restricted Share Units granted to the Eligible Persons and outstanding under the Plan as soon as reasonably practical, but no later than thirty (30) days following the Redemption Date for cash. For the purposes of this Section 3.4: (i) the Redemption Date shall be the date on which the Change of Control occurs, and (ii) the Fair Market Value of a Restricted Share Unit shall be the greater of (i) the closing price per Common Share on the Toronto Stock Exchange on the Business Day immediately preceding the Redemption Date, and (ii) the price at which Common Shares are taken up under the Change of Control, as applicable.

ARTICLE 4
PERFORMANCE SHARE UNITS

4.1 Grant of Performance Share Units

On each Grant Date, the Committee shall designate Eligible Persons and determine the Performance Share Units, if any, to be granted to each Eligible Person in the Committee’s sole discretion. Each Award of Performance Share Units shall designate a target number of Performance Share Units covered by the Award, with the actual number of Performance Share Units earned (if any) to be based on a formula set forth in the grant agreement related to the attainment of one or more performance goals set forth in the grant agreement over the Performance Period set forth in the grant agreement.

4.2 Settlement of Earned Performance Share Units

(a)
Unless settled earlier in accordance with this Plan, earned Performance Share Units of each Eligible Person will be settled on or within thirty (30) days after the end of the Performance Period applicable to such Performance Share Units for cash or Common Shares, as determined by the Committee.

(b)
If the Committee determines that any earned Performance Share Units are to be settled in Common Shares, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a number of Common Shares equal to the number of earned Performance Share Units (net of any applicable statutory withholdings). If the Committee determines that any earned Performance Share Units are to be settled in cash, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a cash payment equal to the Fair Market Value (measured as of the settlement date) of a number of Common Shares equal to the number of earned Performance Share Units.

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4.3 Payment of Dividend Equivalents

When Dividends are paid on Common Shares, an Eligible Person shall be credited with Dividend equivalents in respect of the target number of Performance Share Units credited to the Eligible Person’s account as of the record date for payment of Dividends. Such Dividend equivalents shall be converted into additional Performance Share Units (including fractional Performance Share Units) based on the Fair Market Value per Common Share on the date credited, and such new Performance Share Units shall be earned based on the same performance goals measured over the same Performance Period and shall be paid at the same time as the Performance Share Units to which the Dividend equivalents related.

4.4 Termination of Employment

Unless otherwise provided in a grant agreement for an Award of Performance Share Units, upon an Eligible Person’s termination of employment or other service or death prior to the end of the Performance Period for an Award of Performance Share Units, such Performance Share Units shall be forfeited. For avoidance of doubt, the provisions of Section 6.1 and 6.2 below shall not apply to Performance Share Units granted hereunder.

4.5 Change of Control

Upon the occurrence of a Change of Control, the Performance Period of each outstanding Performance Share Unit Award shall be deemed to have ended and the Committee shall determine the number of Performance Share Units earned under each outstanding Performance Share Unit Award based on performance through the date of the Change in Control. The Committee may make adjustments to the performance goals in its sole discretion to account for the truncation of the Performance Period on the date of the Change of Control and the Committee may adopt reasonable procedures for determining the level of achievement of any financial metrics, such as using audited financial statements from the most recently completed fiscal quarter. Earned Performance Share Units shall be settled in cash as soon as reasonably practical, but no later than thirty (30) days following, the Change of Control. For the purposes of this Section 4.5: (i) the Fair Market Value of an earned Performance Share Unit shall be the greater of (i) the closing price per Common Share on the Toronto Stock Exchange on the Business Day immediately preceding the Change of Control, and (ii) the price at which Common Shares are taken up under the Change of Control, as applicable.

ARTICLE 5
DIRECT SHARE ISSUANCES

5.1 Direct Share Issuances

On each Grant Date, the Committee shall designate Eligible Persons and determine the number of Common Shares, if any, to be granted as a Direct Share Issuance to each Eligible Person in the Committee’s sole discretion. Except to the extent restricted under the terms of this Plan or under the applicable grant agreement, an Eligible Person receiving a Direct Share Issuance shall have all of the rights of a shareholder of the Corporation with respect to the Common Shares issued, including the right to vote the Common Shares and the right to receive dividends thereon.

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5.2 Vesting

Direct Shares Issuances may be fully vested on the Grant Date or may be subject to vesting, as determined by the Committee. Direct Share Issuances that are subject to a vesting schedule may not be transferred prior to vesting.

5.3 Termination of Employment

Unless otherwise provided in the grant agreement for a Direct Share Issuance that is subject to vesting, upon an Eligible Person’s termination of employment or other service or death, the provisions of Section 6.1 and Section 6.2 shall apply to such Direct Share Issuance by analogy. Any unvested Common Shares that do not vest as a result of the Eligible Person’s termination of employment of other service or death shall be immediately forfeited and returned to the Corporation without the payment of any consideration. Common Shares subject to any Direct Share Issuance may be evidenced in such manner as the Committee shall determine, and if certificated, may be held in escrow with appropriate legends to help enforce any forfeiture described in the Section.

5.4 Change in Control

Notwithstanding anything else herein to the contrary, unvested Common Shares subject to a Direct Share Issuance shall vest in full immediately prior to the occurrence of a Change of Control.

ARTICLE 6
EVENTS AFFECTING ENTITLEMENT

6.1 Termination of Employment or Election as a Director

(a)
Voluntary Termination or Termination for Cause. If an Eligible Person is terminated by the Corporation for cause (as determined by the Corporation), or if an Eligible Person, voluntarily terminates employment for any reason or resigns as a Director, as applicable, all of the Eligible Person’s Restricted Share Units shall be cancelled and no amount shall be paid by the Corporation to the Eligible Person in respect of the Restricted Share Units so cancelled.

(b)
Involuntary Termination. The Restricted Share Units of an Eligible Person, other than a Director, who is involuntarily terminated by the Corporation, for reasons other than cause, shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date. For the purposes of this Section 6.1(b) the Redemption Date shall be:

(i)
for Restricted Share Units other than Section 409A Covered Awards, the date on which the employment of the Eligible Person, other than a Director, is terminated irrespective of any entitlement of the Eligible Person to notice, pay in lieu of notice or benefits beyond the termination date, and

(ii)
for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service; provided, however, that if on such date the Eligible Person is a Specified Employee, then to the extent required by Section 409A(a)(2)(B) of the Code, the Redemption Date shall be the earlier of (i) the expiration of the six (6)-month period measured from the date of the Eligible Person’s Separation from Service, and (ii) the date of the Eligible Person’s death (the “Delay Period”).

(c)
Termination related to Directors. The Restricted Share Units of a Director, who is not re-elected at an annual or special meeting of shareholders shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date. For purposes of this Section 6.1(c), the Redemption Date shall be:

7

(i)
for Restricted Share Units other than Section 409A Covered Awards, the date on which the annual or special meeting is held, and

(ii)
for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service.

(d)
Retirement of Officers and Directors. Any unvested Restricted Share Units held by the Officer or Director will become fully vested upon such Officer’s or Director’s “Retirement,” which shall mean such Officer’s or Director’s voluntary termination of employment or cessation of services to the Corporation when the Officer’s or Director’s age plus years of service with the Corporation (in each case measured in complete, whole years) equals or exceeds 65, provided that at the date of termination such Officer or Director has completed at least five years of service with the Corporation. Such Restricted Share Units shall be redeemed in accordance with Section 3.2 on their originally scheduled Redemption Dates.

6.2 Death

All of the Restricted Share Units of an Eligible Person who dies shall be redeemed in accordance with Section 3.2. For the purposes of the foregoing, the Redemption Date shall be the date of the Eligible Person’s death.

6.3 No Grants Following Last Day of Active Employment

In the event of termination of any Eligible Person’s employment with the Corporation, such Eligible Person shall not be granted any Awards under the Plan after the last day of active employment of such Eligible Person. Without limiting the generality of the foregoing and of Section 2.4, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Eligible Person and the Corporation, no Eligible Person will have any right to an Award under the Plan, and shall not be granted any Award under the Plan after the last day of active employment of such Eligible Person on which such Eligible Person actually performs the duties of the Eligible Person’s position, whether or not such Eligible Person receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment. Notwithstanding any other provision hereof, or any provision of any employment agreement between the Corporation and an Eligible Person, in no event will any Eligible Person have any right to damages in respect of any loss of any right to receive an Award under the Plan after the last day of active employment of such Eligible Person and no severance allowance, or termination settlement of any kind in respect of any Eligible Person will include or reflect any claim for such loss of right and no Eligible Person will have any right to assert, claim, seek or obtain, and shall not assert, claim, seek or obtain, any judgment or award in respect of or which includes or reflects any such right or claim for such loss of right.

ARTICLE 7
ADMINISTRATION

7.1 Adjustments

If any change occurs in the outstanding Common Shares by reason of a reorganization, the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the number of Common Shares subject to Awards outstanding under the Plan, provided that any such adjustment will not otherwise extend the Redemption Date otherwise applicable to Restricted Share Units or the Performance Period applicable to Performance Share Units. The Corporation shall give notice to each Eligible Person of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be conclusive and binding for all purposes. The existence of outstanding Awards shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger or consolidation of the Corporation, any issue of bonds, debentures or preferred or preference shares (ranking ahead of the Common Shares or otherwise) or any right thereto, or the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its assets or business or any corporate act or proceeding whether of a similar character or otherwise.

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7.2 Compliance with Tax Requirements

In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Eligible Person shall comply with all provisions and requirements of any income tax, pension plan, or employment or unemployment insurance legislation or regulations of any jurisdiction which may be applicable to the Corporation or Eligible Person, as the case may be. The Corporation shall have the right to deduct from all payments made to the employee in respect of Awards, whether in cash or Common Shares, any federal, provincial, local, foreign or other taxes, Canadian pension plan or employment insurance commission or other deductions required by law to be withheld with respect to such payments. The Corporation may take such other action as the Board or the Committee may consider advisable to enable the Corporation and any Eligible Person to satisfy obligations for the payment of withholding or other tax obligations relating to any payment to be made under this Plan. Each Eligible Person (or the heirs and legal representatives of the Eligible Person) shall bear any and all income or other tax imposed on amounts paid to the Eligible Person (or the heirs and legal representatives of the Eligible Person) under this Plan, including any taxes, interest or penalties resulting from the application of Section 409A of the Code. If the Board or the Committee so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan. If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Eligible Person shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation. Notwithstanding any other provision hereof, in taking such action hereunder, the Board and the Committee shall endeavour to ensure that the payments to be made hereunder will not be subject to the “salary deferral arrangement” rules under the income tax act (Canada), as amended, or income tax legislation of any other jurisdiction.

7.3 Transferability

Rights respecting Awards shall not be transferable or assignable other than by will or the laws of decent and distribution.

7.4 Administration

The Committee shall, in its sole and absolute discretion, but subject to applicable corporate, securities and tax law requirements: (i) interpret and administer the Plan; (ii) establish, amend and rescind any rules and regulations relating to the Plan; and (iii) make any other determinations that the Committee deems necessary or desirable for the administration and operation of the Plan. The Committee may delegate to any person any administrative duties and powers under this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems, in its sole and absolute discretion, necessary or desirable. Any decision of the Committee with respect to the administration and interpretation of the Plan shall be conclusive and binding on the Eligible Person and his or her legal representative. The Board may establish policies respecting minimum ownership of Common Shares of the Corporation by Eligible Persons and the ability to elect to have Awards satisfy any such policy.

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7.5 Records

The Corporation will maintain records indicating the Awards credited to an Eligible Person under the Plan from time to time and the Grant Dates of such Awards. Such records shall be conclusive as to all matters involved in the administration of this Plan.

7.6 Statements

The Corporation shall furnish annual statements to each Eligible Person indicating the Awards credited to the Eligible Person and the Grant Dates of the Awards and such other information that the Corporation considers relevant to the Eligible Person.

7.7 Legal Compliance

Without limiting the generality of the foregoing, the Committee may take such steps and require such documentation from Eligible Persons as the Committee may determine are desirable to ensure compliance with all applicable laws and legal requirements, including all applicable corporate and securities laws and regulations of any country, and any political subdivisions thereof, and the by-laws, rules and regulations of any stock exchanges or other organized market on which Common Shares may from time to time be listed or posted and any applicable provisions of the Income Tax Act (Canada), as amended or income tax legislation or any other jurisdiction.

ARTICLE 8
AMENDMENT AND TERMINATION

8.1 Amendment

(a)
The Board reserves the right, in its sole discretion, to amend, suspend or terminate the Plan or any portion thereof at any time, in accordance with applicable legislation, without obtaining the approval of shareholders. Notwithstanding the foregoing, the Corporation will be required to obtain, in accordance with the provisions of the rules and policies of the Toronto Stock Exchange, the approval of holders of a majority of shares present and voting in person or by proxy at a meeting of the shareholders of the Corporation for any amendment related to:

(i)
the percentage of the issued and outstanding Common Shares available to be granted under the Plan;

(ii)
a change in the method of calculation of redemption of Restricted Share Units or settlement of Performance Share Units held by Eligible Persons;

(iii)
an extension to the term for redemption of Restricted Share Units or settlement of Performance Share Units held by Eligible Persons; and

(iv)
amendments to this Section 8.1 of the Plan.

(b)
Unless an Eligible Person otherwise agrees, any amendment to the Plan or Awards shall apply only in respect of Awards granted on or after the date of such amendment.

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(c)
Without limiting the generality of the foregoing, the Board may make the following amendments to the Plan, without obtaining shareholder approval:

(i)
amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including the rules of the TSX, in place from time to time;

(ii)
amendments to the provisions of the Plan respecting administration of the Plan and eligibility for participation under the Plan;

(iii)
amendments to the provisions of the Plan respecting the terms and conditions on which Awards may be granted pursuant to the Plan, including the provisions relating to the payment of Awards; and

(iv)
amendments to the Plan that are of a “housekeeping” nature.

8.2 Termination of Plan

The Board may from time to time amend or suspend this Plan in whole or in part and may at any time terminate this Plan. No such amendment, suspension or termination shall adversely affect the rights of any Eligible Person at the time of such amendment, suspension or termination with respect to outstanding Awards credited to such Eligible Person without the consent of the affected Eligible Person. If the Board terminates the Plan, no new Awards will be granted to any Eligible Person, but outstanding Awards shall remain outstanding, be entitled to payments and be paid in accordance with the terms and conditions of this Plan existing at the time of termination. This Plan will finally cease to operate for all purposes when the last remaining Eligible Person receives a payment in satisfaction of all outstanding Awards credited to such Eligible Person, or all outstanding Awards credited to such Eligible Person are cancelled pursuant to the provisions thereof.

ARTICLE 9
GENERAL

9.1 Rights to Common Shares

This Plan shall not be interpreted to create any entitlement of any Eligible Person to any Common Shares, or to the dividends payable pursuant thereto, except as expressly provided herein. A holder of Restricted Share Units or Performance Share Units shall not have rights as a shareholder of the Corporation with respect to any Common Shares which may be issuable pursuant to the Restricted Share Units or Performance Share Units so held, whether voting, right on liquidation or otherwise.

9.2 No Right to Employment

This Plan shall not be interpreted as either an employment or trust agreement. Nothing in this Plan nor any Committee guidelines or any agreement referred to in Section 2.5 nor any action taken hereunder shall be construed as giving any Eligible Person the right to be retained in the continued employ or service of the Corporation or any of its subsidiaries, or giving any Eligible Person or any other person the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation to terminate the employment or service of any Eligible Person at any time.

9.3 Right to Funds

Neither the establishment of this Plan nor the granting of Awards under this Plan shall be deemed to create a trust. Amounts payable to any Eligible Person under the Plan shall be a general, unsecured obligation of the Corporation. The right of the Employee to receive payment pursuant to this Plan shall be no greater than the right of other unsecured creditors of the Corporation.

9.4 Successors and Assigns

The Plan shall be binding on all successors and assigns of the Corporation and an Eligible Person, including without limitation, the estate of such Eligible Person and the legal representative of such estate, or any receiver or trustee in bankruptcy or representative of the Corporation’s or Eligible Person’s creditors.

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9.5 Severability

If any provision of the Plan or part hereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

9.6 Code Section 409A

(a)
Although the Corporation does not guarantee to a Eligible Person any particular tax treatment of an Award, the Awards hereunder are intended to comply with or be exempt from the provisions of Section 409A of the Code, and this Plan shall be administered accordingly. Notwithstanding the foregoing, neither the Corporation, nor its subsidiaries or affiliates, nor any of their officers, directors, employees or representatives shall be liable to the Eligible Person for any interest, taxes or penalties resulting from non-compliance with Section 409A of the Code.

(b)
All payments in respect of Restricted Share Units and Performance Share Units other than Section 409A Covered Awards are intended to be “short-term deferrals” exempt from the application of Code Section 409A and are intended to be made no later than the 15th day of the third month after the later of the end of (i) the first calendar year in which the Eligible Person’s right to the payment is no longer subject to a substantial risk of forfeiture or (ii) the first taxable year of the Corporation in which the Eligible Person’s right to payment is no longer subject to a substantial risk of forfeiture.

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RESTRICTED SHARE UNIT GRANT AGREEMENT

This Restricted Share Unit Grant Agreement is made as of the ___ day of __________, 20__ between _______________________, the undersigned “Eligible Person” (the “Eligible Person”), being an employee or director of Ur-Energy Inc. (the “Corporation”), named or designated pursuant to the terms of the Restricted Share Unit Plan of Ur-Energy Inc. (which Plan, as the same may from time to time be modified, supplemented or amended and in effect is herein referred to as the “Plan”), and the Corporation.

In consideration of the grant of Restricted Share Units made to the Eligible Person pursuant to the Plan (the receipt and sufficiency of which are hereby acknowledged), the Eligible Person hereby agrees and confirms that:

1.
The Eligible Person has received a copy of the Plan and has read, understands and agrees to be bound by the provisions of the Plan.

2.
The Eligible Person accepts and consents to and shall be deemed conclusively to have accepted and consented to, and agreed to be bound by, the provisions and all terms of the Plan and all bona fide actions or decisions made by the Board, the Committee, or any person to whom the Committee may delegate administrative duties and powers in relation to the Plan, which terms and consent shall also apply to and be binding on the legal representatives, beneficiaries and successors of the undersigned.

3.
On ________________, 20__, the Eligible Person was granted __________ Restricted Share Units, which grant is evidenced by this Agreement.

4.
This Restricted Share Unit Grant Agreement shall be considered as part of and an amendment to the employment agreement between the Eligible Person and the Corporation and the Eligible Person hereby agrees that the Eligible Person will not make any claim under that employment agreement for any rights or entitlement under the Plan or damages in lieu thereof except as expressly provided in the Plan.

This Agreement shall be determined in accordance with the laws of Ontario and the laws of Canada applicable therein.

Words used herein which are defined in the Plan shall have the respective meanings ascribed to them in the Plan.

IN WITNESS WHEREOF, Ur-Energy Inc. has executed and delivered this Agreement, and the Eligible Person has signed, sealed and delivered this Agreement, as of the date first above written.

UR-ENERGY INC.
Per:
Name:

<Name>

Ur Energy

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on June 3, 2021

This Form of Proxy is solicited by and on behalf of Management of Ur-Energy Inc.

We are monitoring COVID-19 concerns, if an in-person Meeting is not permitted or advisable, we will announce alternative arrangements which may include switching to a virtual meeting or changing the time, date or location. Any such change will be announced by press release and the filing of additional proxy materials, as may be required. Please review the proxy materials before voting.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors.
9. If the meeting is adjourned or postponed, your proxy must be received by 1:00 p.m. (Mountain Time) on the last business day preceding the day of the reconvened meeting.

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Proxies submitted must be received by 11:59 p.m., ET, on May 31, 2021.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01Q8TB

Appointment of Proxyholder

I/We being holder(s) of Ur-Energy Inc. common shares hereby appoint: Jeffrey T. Klenda, Chairman or, failing him, Penne A. Goplerud, Corporate Secretary

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of Ur-Energy Inc. to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on June 3, 2021 at 1:00 p.m., MDT, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Jeffrey T. Klenda	☐	☐	02. James M. Franklin	☐	☐	03. W. William Boberg	☐	☐
04. Thomas H. Parker	☐	☐	05. Gary C. Huber	☐	☐	06. Kathy E. Walker	☐	☐
07. Rob Chang	☐	☐						

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2. Appointment of Auditors

For ☐ Withhold ☐

Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.

3. Say on Pay

For ☐ Against ☐

For ☐ Against ☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

URGQ 314824 AR2

01Q8TA